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EXHIBIT 3.1

                          CERTIFICATE OF INCORPORATION

                                       OF

                             GENOMETRIX INCORPORATED

         Genometrix Incorporated, a Delaware corporation, hereby certifies as follows:

         FIRST: The name of the corporation (hereinafter called the "Corporation") is

                             GENOMETRIX INCORPORATED

         SECOND: The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, City of Wilmington, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware is Corporation Service Company.

         THIRD: The nature of the business to be conducted and the purposes of the Corporation are:

         Research, development and manufacturing of bioelectronic devices and instrumentation;

         To purchase or otherwise acquire, invest in, own, lease, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade and deal in and with real property and personal property of every kind, class and description (including, without limitation, goods, wares and merchandise of every kind, class and description), to manufacture goods, wares and merchandise of every kind, class and description, both on its own account and for others;

         To make and perform agreements and contracts of every kind and description; and

         Generally to engage in any lawful act or activity or carry on any business for which corporations may be organized under the Delaware General Corporation Law or any successor statute.

         FOURTH:

         A.       DESIGNATION AND NUMBER OF SHARES.

         The total number of shares of all classes of capital stock which the Corporation has the authority to issue is forty nine million (49,000,000) shares, consisting of thirty six million (36,000,000) shares of Common Stock, par value $.0001 per share (the "Common Stock"), and thirteen million (13,000,000) shares of Preferred Stock, par value $.001 per share (the "Preferred Stock"), of which one hundred twenty-five thousand (125,000) shares are designated as Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), two hundred thousand (200,000) shares are designated



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as Series B Convertible Preferred Stock, par value $.001 per share (the "Series
B Preferred Stock"), one million two hundred thousand (1,200,000) shares are designated as Series C Convertible Preferred Stock, par value $.001 per share (the "Series C Preferred Stock"), and eleven million four hundred seventy-five thousand (11,475,000) shares are undesignated Preferred Stock.

         The relative powers, designations, preferences, special rights, restrictions and other matters relating to such Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are as set forth below in this Article FOURTH.

         B.       COMMON STOCK.

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of Preferred Stock.

         2. VOTING. The holders of the Common Stock are entitled to one vote for each share held. There shall be no cumulative voting.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject, however, to the liquidation rights of the holders of Preferred Stock as set forth in this Article FOURTH.

         C.       SERIES A PREFERRED STOCK.

         1. VOTING. Except as may be otherwise required by law, the holders of Series A Preferred Stock shall vote together with all other classes and series of stock of the Corporation, and not as a separate class, on all actions to be taken by the stockholders of the Corporation and shall have such additional voting rights as provided in this Article FOURTH or provided by law. Each share of Series A Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of such Series A Preferred Stock is then convertible on the record date for the determination of the stockholders entitled to vote on such matters, or, if no such record date is established, in accordance with Delaware Law. Except as otherwise required by law, in any case where this Article FOURTH requires the affirmative vote of the holders of record of a proportion of any class of capital stock, the written consent (which may be in the form of a written consent action pursuant to the Delaware General Corporation Law or in another form evidencing such consent) of the holders of record of such proportion of the shares of such class of capital stock shall be deemed equivalent to such a vote.

         2. DIVIDENDS. Dividends may be declared and paid on the Series A Preferred Stock from funds lawfully available therefor as and when determined by the Board of Directors. No dividends shall be declared and set aside for or paid upon any shares of Common Stock, except dividends of shares of Common Stock, unless the Board of Directors shall contemporaneously


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declare and pay a dividend upon the then outstanding shares of Series A
Preferred Stock in the same amount per share of Series A Preferred Stock as would be declared payable on the number of shares of Common Stock into which each share of Series A Preferred Stock could then be converted, such number to be determined as of the record date for the determination of holders of the Corporation's Common Stock entitled to receive such dividends, and plus the amount of the Accruing Dividends (as defined below) as of such date, to the extent then unpaid. The holders of the Series A Preferred Stock shall also be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, dividends at the rate per annum of Ninety Cents ($.90) per share (as adjusted for Series A Recapitalization Events) (the "Accruing Dividends"). Only for purposes of the application of the provisions of Paragraph C.3.(a)(1) of this Article FOURTH, the Accruing Dividends shall accrue from day to day, whether or not earned or declared. Except as provided in the immediately preceding sentences, the Accruing Dividends shall not accrue and shall not be cumulative and the holders of the Series A Preferred Stock shall have no right thereto except if and to the extent the Board of Directors, in its discretion, shall declare such Accruing Dividends.

         3.       LIQUIDATION.

                  (a) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets legally available for distribution to stockholders shall be distributed to the holders of record of shares of Preferred Stock and Common Stock as follows:

                           (1) The amount of fifteen dollars ($15.00) for each
                  share of Series A Preferred Stock then outstanding, plus the Accruing Dividends unpaid thereon (whether or not declared), computed to the date payment thereof is made available, the amount of twenty-two dollars ($22.00) for each share of Series B Preferred Stock then outstanding, plus the Series B Accruing Dividends (as defined below) unpaid thereon (whether or not declared), computed to the date payment thereof is made available, and the respective amount for each share of any other series of Preferred Stock then outstanding equal to the original purchase price per share therefor (subject to adjustment for applicable Recapitalization Events), plus any accruing dividends unpaid thereon (whether or not declared), computed to the date payment thereof is made available, in accordance with the terms of such series of Preferred Stock; and

                           (2) After distribution of the full amounts described
                  in clause (1) immediately above, equal amounts for each outstanding share of Common Stock.

                  If, upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment in full to the holders of the Preferred Stock of the full preferential amounts as provided in clause (1), then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of the Preferred Stock entitled to receive a distribution under such clause in accordance with the applicable preferential amount set forth in such clause. The amounts distributable as aforesaid shall be adjusted for Series A Recapitalization Events.


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                  (b) Written notice of such liquidation, dissolution or winding up, stating a payment date and the place where said payments shall be made, shall be given by depositing such notice in the mail, first class, postage prepaid, or by sending such notice by telex or telecopy to non-U.S. residents, not less than twenty (20) days prior to the payment date stated therein, to the holders of record of the Series A Preferred Stock, such notice to be addressed to each such holder at its address as shown on the records of the Corporation.

         4. CONVERSIONS. The holders of shares of Series A Preferred Stock shall have the following conversion rights:

                  (a) RIGHT TO CONVERT. Subject to the terms and conditions of this Paragraph 4, the holder of any share or shares of Series A Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series A Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series A Preferred Stock) into such number of fully paid and non-assessable shares of Common Stock (subject to Subparagraph (c) below) as is obtained by (1) multiplying the number of shares of Series A Preferred Stock so to be converted by fifteen dollars ($15.00) and (2) dividing the result by the Series A Conversion Price (as defined below), as in effect at the time of conversion into Common Stock, which result shall be rounded to the nearest one-hundredth of a share. Such rights of conversion into Common Stock shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series A Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  (b) ISSUANCE OF CERTIFICATES; TIME CONVERSION EFFECTED. Promptly after the receipt of the written notice referred to in Subparagraph 4(a) and surrender of the certificate or certificates for the share or shares of Series A Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series A Preferred Stock. To the extent permitted by law, such conversion into Common Stock shall be deemed to have been effected and the Series A Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series A Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.


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                  (c) FRACTIONAL SHARES; DIVIDENDS; PARTIAL CONVERSION. No
         fractional shares shall be issued upon conversion of Series A Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. In case the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered pursuant to Subparagraph 4(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation a new certificate or certificates for the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Subparagraph 4(c), be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the shares of Series A Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                  (d)      DEFINITIONS.

                           (1) "Series A Conversion Price" as used in this
                  Article FOURTH shall mean the price at which shares of the Common Stock shall be deliverable upon conversion of the Series A Preferred Stock. The initial Series A Conversion Price shall be one dollar and fifty cents ($1.50), but the Series A Conversion Price shall be subject to adjustment from time to time as provided in this Paragraph 4.

                           (2) "Additional Shares of Common Stock" as used in
                  this Article FOURTH shall mean all shares of Common Stock issued (or, pursuant to Subparagraph (e) immediately below, deemed to be issued) by the Corporation after August 30, 1997, other than shares of Common Stock issued or issuable:
                                    (A) upon conversion of shares of Series A
                           Preferred Stock;

                                    (B) as a dividend or distribution on Series
                           A Preferred Stock;

                                    (C) as a result of any combination,
                           consolidation, subdivision, stock dividend, stock-split or reverse stock-split of or on shares of Common Stock provided for in Subparagraphs 4(f) and
                           (g) below,

                                    (D) to directors, officers, employees or
                           consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their service as consultants or officers to the Corporation or pursuant to the exercise of options, warrants or other rights to purchase Common Stock granted to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their service as consultants or officers of the Corporation:


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                                    (E) upon conversion or exchange of
                           Convertible Securities issued or sold prior to August 30, 1997 or of Convertible Securities issued or sold upon exercise of Options issued or sold prior to August 30, 1997;

                                    (F) upon the exercise of Options issued or
                           sold prior to August 30, 1997; and

                                    (G) solely in consideration for the
                           acquisition of (i) all or substantially all of the assets of another corporation or (ii) the acquisition (whether by merger or otherwise) by the Corporation of another corporation resulting in the ownership by the Corporation of not less than a majority in interest of the voting power of such corporation.

                           (3) "Recapitalization Events" as used in this Article
                  FOURTH shall mean stock-splits, reverse stock-splits, stock dividends, recapitalizations, reclassifications and similar events.

                           (4) "Options" shall mean any warrants or other rights
                  to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock.

                           (5) "Convertible Securities" shall mean any stock or
                  security convertible into or exchangeable for Common Stock or for any stock or security convertible into or exchangeable for Common Stock.

                  (e)      RATCHET ADJUSTMENT OF PRICE UPON ISSUANCE OF COMMON
                           STOCK.

                           (1)      RATCHET ANTI-DILUTION ADJUSTMENT.

                                    (A) If and whenever, during the Ratchet
                           Period (as defined below), the Corporation shall issue or sell any Additional Shares of Common Stock in a Financing for a consideration per share less than the Series A Conversion Price in effect immediately prior to the time of such issue or sale, then, upon such issue or sale, the Series A Conversion Price shall be reduced to a price equal to the consideration per share of such Additional Shares of Common Stock so issued or sold or deemed to have been so issued or sold.

                                    (B) As used herein, "Ratchet Period" shall
                           mean that period commencing on the date of the first issuance of Series A Preferred Stock and ending on the date one hundred and eighty (180) days thereafter. Notwithstanding the foregoing, if such Financing is consummated with an entity with which negotiations by the Corporation for a Financing commenced before or during such one hundred and eighty (180) day period, then the Ratchet Period for such Financing shall be three hundred and sixty-five
                           (365) days after the date of the first issuance of Series A Preferred Stock.


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                                    (C) As used in this Subparagraph (e)(1)(C),
                           a "Financing" shall mean a financing or a series of financing in an integrated transaction pursuant to which the Corporation receives aggregate gross cash proceeds which equal or exceed Five Hundred Thousand Dollars ($500,000) for the issuance of Common Stock, Options or Convertible Securities. The term "Financing" shall not include the following: a joint venture, research and development, licensing, technology transfer, corporate partner, collaborative agreement or equipment financing.

                           (2) For purposes of this Subparagraph 4(e), the
                  following Subparagraphs (A) to (F) shall also be applicable:

                                    (A) ISSUANCE OF OPTIONS. In case during the
                           Ratchet Period the Corporation shall in any manner issue or sell Options, whether or not such Options or the rights to exchange or convert any Convertible Securities issuable upon exercise of such Options are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be less than the Series A Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued for such price per share as of the date of the issue or sale of such Options and shall be Additional Shares of Common Stock, provided in no event shall such shares be treated as Additional Shares of Common Stock if such shares are excluded from the definition of Additional Shares of Common Stock set forth above. The price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be determined by dividing (i) the total amount, if any, received or receivable by the Corporation a consideration for the issue or sale of such Options, plus the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such amount), if any, payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such amount), if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number). Except as


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                           otherwise provided in Subparagraph (C) below, if an
                           adjustment of the Series A Conversion Price shall result from the issuance or sale of such Option, then no further adjustment of the Series A Conversion Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion or exchange of such Convertible Securities.

                                    (B) ISSUANCE OF CONVERTIBLE SECURITIES. In
                           case during the Ratchet Period the Corporation shall in any manner issue or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Series A Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding and to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and shall be Additional Shares of Common Stock, provided in no event shall such shares be treated as Additional Shares of Common Stock if such shares are excluded from the definition of Additional Shares of Common Stock set forth above. The price per share for which Common Stock is issuable upon such conversion or exchange shall be determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such amount), if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number). Except as otherwise provided in Subparagraph (C), if an adjustment of the Series A Conversion Price shall result from the issuance or sale of such Convertible Securities, then (x) no further adjustment of the Series A Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion or exchange of such Convertible Securities and (y) if any such issuance or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series A Conversion Price have been or are to be made pursuant to other provisions of this Subparagraph (e), no further adjustment of the Conversion Price shall be made by reason of such issuance or sale.

                                    (C) CHANGE IN OPTION PRICE OR CONVERSION
                           RATE. If the purchase price provided for in any Option referred to above , the


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                           additional consideration, if any, payable upon the
                           conversion or exchange of any Convertible Securities referred above or the rate at which Convertible Securities referred to above are convertible into or exchangeable for Common Stock shall change at any time (excluding changes under or by reason of provisions designed to protect against dilution), the Series A Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series A Conversion Price which would have been in effect at such if time if those Options or Convertible Securities which are then still outstanding provided for such changed purchase price, additional consideration, conversion rate or exchange rate, as the case may be, at the time such Options or Convertible Securities were initially granted, issued or sold. Notwithstanding any of the foregoing, no adjustment of the Series A Conversion Price shall result in a Series A Conversion Price greater than the Series A Conversion Price as in effect immediately preceding such original adjustment (as otherwise adjusted for Recapitalization Events as provided in Subparagraphs (t) and (g) below).

                                    (D) STOCK DIVIDENDS. In case the Corporation
                           shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold for the fair value of such Common Stock, Options or Convertible Securities, as the case may be, as determined in good faith by the Board of Directors of the Corporation.

                                    (E) CONSIDERATION FOR STOCK. In case any
                           shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith or any amounts set-off for amounts paid or payable to the purchaser(s) for accrued interest, accrued dividends or otherwise. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith or any amounts set-off for amounts paid or payable to the purchaser(s) for accrued interest, accrued dividends or otherwise. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to


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                           such Options by the parties thereto, such Options
                           shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                                    (F) RECORD DATE. In case the Corporation
                           shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
                           (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (f) SUBDIVISION OR COMBINATION OF COMMON STOCK. In case the Corporation shall at any time subdivide (by a stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price for the Series A Preferred Stock in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a small number of shares (including, without limitation, by a reverse stock split), the Conversion Price for the Series A Preferred Stock in effect immediately prior to such combination shall be proportionately increased.

                  (g) REORGANIZATION OR RECLASSIFICATION. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock-, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series A Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series A Preferred Stock, such shares of stock, securities of assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price for the Series A Preferred Stock) shall thereafter be applicable, in as nearing an equivalent manner as may be practicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  (h) NOTICE OF ADJUSTMENT. If there shall be any adjustment of a Conversion Price, then and in each such case the Corporation shall give written notice thereof, by depositing such notice in the mail, first class, postage prepaid, or sending such notice by telex or telecopy to non-U.S. residents, addressed to each holder of shares of Series A Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price for the Series A Preferred Stock resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  (i) STOCK TO BE RESERVED. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (j) NO REISSUANCE OF SERIES A PREFERRED STOCK. Shares of Series A Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  (k) MANDATORY CONVERSION UPON A PUBLIC OFFERING. If at any time the Corporation shall effect an underwritten public offering of shares of Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, all outstanding shares of Series A Preferred Stock shall be deemed automatically converted into shares of Common Stock (an "Automatic Conversion Event") without further action by the holders of such shares. On or after the date of an occurrence of an Automatic Conversion Event, and in any event within ten (10) days after receipt of notice, by mail, postage prepaid from the Corporation of the occurrence of such event, each holder of record of shares of Series A Preferred Stock shall surrender such holder's certificates evidencing such shares at the principal office of the Corporation or at such other place as the Corporation shall designate, and shall thereupon be entitled to receive certificates evidencing the number of shares of Common Stock into which such shares of Series A Preferred Stock are converted. Notwithstanding the provisions of Subparagraph 4(b) above, on the date of the occurrence of an Automatic Conversion Event, each holder of record of the shares of Series A Preferred Stock shall be deemed to be the holder of record of the Common Stock issuable upon such conversion and no shares of Series A Preferred Stock shall be considered outstanding, notwithstanding that the certificates representing such shares of Series A Preferred Stock shall not have been surrendered at the office of the Corporation, that notice from the Corporation shall not have been received by any holder of record of shares of Series A Preferred Stock, or that the certificates evidencing such shares of Common Stock shall not then be actually delivered to such holder, provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series A Preferred Stock being converted are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

         5. ADJUSTMENTS FOR SERIES A RECAPITALIZATION EVENTS AND CERTAIN OTHER RECAPITALIZATION EVENTS. Series A Recapitalization Events shall mean subdivisions (by a stock split, stock dividend or otherwise) of shares of Series A Preferred Stock into a greater number of shares and to combinations (by a reverse stock split or otherwise) of shares of Series A Preferred Stock into a smaller number of shares. Wherever these terms of the Series A Preferred Stock provide for an adjustment as a result of Series A Recapitalization Events, if a subdivision (by a stock split, stock dividend or otherwise) of shares of Series A Preferred Stock into a greater number of shares shall have occurred, then the amount to be adjusted, if a per share amount, shall be proportionately reduced, or if a share amount, shall be proportionately increased. Wherever these terms of the Series A Preferred Stock provide for an adjustment as a result of Series A Recapitalization Events, if a combination (by a reverse stock split or otherwise) of shares of Series A Preferred Stock into a smaller number of shares shall have occurred, then the amount to be adjusted, if a per share amount, shall be proportionately increased, or if a share amount, shall be proportionately reduced.

         D.       SERIES B PREFERRED STOCK.

         1. VOTING. Except as may be otherwise required by law, the holders of Series B Preferred Stock shall vote together with all other classes and series of stock of the Corporation, and not as a separate class, on all actions to be taken by the stockholders of the Corporation and shall have such additional voting rights as provided in this Article FOURTH or provided by law. Each share of Series B Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of such Series B Preferred Stock is then convertible on the record date for the determination of the stockholders entitled to vote on such matters, or, if no such record date is established, in accordance with Delaware Law. Except as otherwise required by law, in any case where this Article FOURTH requires the affirmative vote of the holders of record of a proportion of any class of capital stock, the written consent (which may be in the form of a written consent action pursuant to the Delaware General Corporation Law or in another form evidencing such consent) of the holders of record of such proportion of the shares of such class of capital stock shall be deemed equivalent to such a vote.

         2. DIVIDENDS. Dividends may be declared and paid on the Series B Preferred Stock from funds lawfully available therefor as and when determined by the Board of Directors. No dividends shall be declared and set aside for or paid upon any shares of Common Stock, except dividends of shares of Common Stock, unless the Board of Directors shall contemporaneously declare and pay a dividend upon the then outstanding shares of Series B Preferred Stock in the same amount per share of Series B Preferred Stock as would be declared payable on the number of shares of Common Stock into which each share of Series B Preferred Stock could then be converted, such number to be determined as of the record date for the determination of holders of the Corporation's Common Stock entitled to receive such dividends, and plus the amount of the Series B Accruing Dividends (as defined below) as of such date, to the extent then unpaid. The holders of the Series B Preferred Stock shall also be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, dividends at the rate per annum of One Dollar Thirty-Two Cents ($1.32) per share (as adjusted for Series B Recapitalization Events) (the "Series B Accruing Dividends"). Only for purposes of the application of the provisions of Paragraph D.3.(a)(1) of this Article FOURTH, the Series B

Accruing Dividends shall accrue from day to day, whether or not earned or declared. Except as provided in the immediately preceding sentences, the Series B Accruing Dividends shall not accrue and shall not be cumulative and the holders of the Series B Preferred Stock shall have no right thereto except if and to the extent the Board of Directors, in its discretion, shall declare such Series B Accruing Dividends.

         3.       LIQUIDATION.

                  (a) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets legally available for distribution to stockholders shall be distributed to the holders of record of shares of Preferred Stock and Common Stock as follows:

                           (1) The amount of fifteen dollars ($15.00) for each
                  share of Series A Preferred Stock then outstanding, plus the Accruing Dividends unpaid thereon (whether or not declared), computed to the date payment thereof is made available, the amount of twenty-two dollars ($22.00) for each share of Series B Preferred Stock then outstanding, plus the Series B Accruing Dividends unpaid thereon (whether or not declared), computed to the date payment thereof is made available and the respective amount for each share of any other series of Preferred Stock then outstanding equal to the original purchase price per share therefor (subject to adjustment for applicable Recapitalization Events), plus any accruing dividends unpaid thereon (whether or not declared), computed to the date payment thereof is made available, in accordance with the terms of such series of Preferred Stock; and

                           (2) After distribution of the full amounts described
                  in clause (1) immediately above, equal amounts for each outstanding share of Common Stock.

                  If, upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment in full to the holders of the Preferred Stock of the full preferential amounts as provided in clause (1), then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of the Preferred Stock entitled to receive a distribution under such clause in accordance with the applicable preferential amount set forth in such clause. The amounts distributable as aforesaid shall be adjusted for Series B Recapitalization Events.

                  (b) Written notice of such liquidation, dissolution or winding up, stating a payment date and the place where said payments shall be made, shall be given by depositing such notice in the mail, first class, postage prepaid, or by sending such notice by telex or telecopy to non-U.S. residents, not less than twenty (20) days prior to the payment date stated therein, to the holders of record of the Series B Preferred Stock, such notice to be addressed to each such holder at its address as shown on the records of the Corporation.

                (c) The rights of the holders of Series B Preferred Stock to payments pursuant to this Section D(3) shall be PARI PASSU to the rights of the holders of Series A Preferred Stock to payments pursuant to Section C(3).

         4. CONVERSIONS. The holders of shares of Series B Preferred Stock shall have the following conversion rights:

                  (a) RIGHT TO CONVERT. Subject to the terms and conditions of this Paragraph 4, the holder of any share or shares of Series B Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series B Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series B Preferred Stock) into such number of fully paid and non-assessable shares of Common Stock (subject to Subparagraph (c) below) as is obtained by (1) multiplying the number of shares of Series B Preferred Stock so to be converted by twenty-two dollars ($22.00) and (2) dividing the result by the Series B Conversion Price (as defined below), as in effect at the time of conversion into Common Stock, which result shall be rounded to the nearest one-hundredth of a share. Such rights of conversion into Common Stock shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series B Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series B Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  (b) ISSUANCE OF CERTIFICATES; TIME CONVERSION EFFECTED. Promptly after the receipt of the written notice referred to in Subparagraph 4(a) and surrender of the certificate or certificates for the share or shares of Series B Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series B Preferred Stock. To the extent permitted by law, such conversion into Common Stock shall be deemed to have been effected and the Series B Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series B Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  (c) FRACTIONAL SHARES; DIVIDENDS; PARTIAL CONVERSION. No fractional shares shall be issued upon conversion of Series B Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. In case the number of shares of Series B Preferred Stock represented by the certificate or certificates surrendered pursuant to Subparagraph 4(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation a new certificate or certificates for the number of shares of Series B Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Subparagraph 4(c), be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the shares of Series B Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                  (d)      DEFINITIONS.

                           (1) "Series B Conversion Price" as used in this
                  Article FOURTH shall mean the price at which shares of the Common Stock shall be deliverable upon conversion of the Series B Preferred Stock. The initial Series B Conversion Price shall be two dollars and twenty cents ($2.20), but the Series B Conversion Price shall be subject to adjustment from time to time as provided in this Paragraph 4.

                           (2) "Series B Additional Shares of Common Stock" as
                  used in this Article FOURTH shall mean all shares of Common Stock issued (or, pursuant to Subparagraph (e) immediately below, deemed to be issued) by the Corporation after January 15, 1998 other than shares of Common Stock issued or issuable:

                                    (A) upon conversion of shares of Series A or
                           B Preferred Stock;

                                    (B) as a dividend or distribution on Series
                           A or B Preferred Stock;

                                    (C) as a result of any combination,
                           consolidation, subdivision, stock dividend, stock-split or reverse stock-split of or on shares of Common Stock provided for in Subparagraphs 4(f) and
                           (g) of Section C of this Article FOURTH or
                           Subparagraphs 4(f) and (g) of Section D of this Article FOURTH,

                                    (D) to directors, officers, employees or
                           consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their service as consultants or officers to the Corporation or pursuant to the exercise of options, warrants or other rights to purchase Common Stock granted to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their service as consultants or officers of the Corporation:

                                    (E) upon conversion or exchange of
                           Convertible Securities issued or sold prior to January 15, 1998 or of Convertible Securities issued or sold upon exercise of Options issued or sold prior to January 15, 1998;

                                    (F) upon the exercise of Options issued or
                           sold prior to January 15, 1998; and

                                    (G) solely in consideration for the
                           acquisition of (i) all or substantially all of the assets of another corporation or (ii) the acquisition (whether by merger or otherwise) by the Corporation of another corporation resulting in the ownership by the Corporation of not less than a majority in interest of the voting power of such corporation.

                           (3) "Recapitalization Events" as used in this Article
                  FOURTH shall mean stock-splits, reverse stock-splits, stock dividends, recapitalizations, reclassifications and similar events.

                           (4) "Options" shall mean any warrants or other rights
                  to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock.

                           (5) "Convertible Securities" shall mean any stock or
                  security convertible into or exchangeable for Common Stock or for any stock or security convertible into or exchangeable for Common Stock.

         (e)      RATCHET ADJUSTMENT OF PRICE UPON ISSUANCE OF COMMON STOCK.

                  (1)      RATCHET ANTI-DILUTION ADJUSTMENT.

                                    (A) If and whenever, during the Series B
                           Ratchet Period (as defined below), the Corporation shall issue or sell any Series B Additional Shares of Common Stock in a Qualifying Financing for a consideration per share less than the Series B Conversion Price in effect immediately prior to the time of such issue or sale, then, upon such issue or sale, the Series B Conversion Price shall be reduced to a price equal to the consideration per share of such Series B Additional Shares of Common Stock so issued or sold or deemed to have been so issued or sold.

                                    (B) As used herein, "Series B Ratchet
                           Period" shall mean that period commencing on the date of the first issuance of Series B Preferred Stock and ending on October 22, 1998.

                                    (C) As used in this Subparagraph (e)(1)(C),
                           a "Qualifying Financing" shall mean a financing or a series of financing in an integrated transaction pursuant to which the Corporation receives aggregate gross cash proceeds which equal or exceed Five Hundred Thousand Dollars ($500,000) for the issuance of Common Stock, Options or Convertible Securities. The term "Qualifying Financing" shall not include the following: a joint venture, research and development, licensing, technology transfer, corporate partner, collaborative agreement or equipment financing.

                           (2) For purposes of this Subparagraph 4(e), the
                  following Subparagraphs (A) to (F) shall also be applicable:

                                    (A) ISSUANCE OF OPTIONS. In case during the
                           Series B Ratchet Period the Corporation shall in any manner issue or sell Options, whether or not such Options or the rights to exchange or convert any Convertible Securities issuable upon exercise of such Options are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be less than the Series B Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued for such price per share as of the date of the issue or sale of such Options and shall be Series B Additional Shares of Common Stock, provided in no event shall such shares be treated as Series B Additional Shares of Common Stock if such shares are excluded from the definition of Series B Additional Shares of Common Stock set forth above. The price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the issue or sale of such Options, plus the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such amount), if any, payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such amount), if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number). Except as otherwise provided in Subparagraph (C) below, if an adjustment of the Series B Conversion Price shall result from the issuance or sale of such Option, then no further adjustment of the Series B Conversion Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible

                           Securities upon exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion or exchange of such Convertible Securities.

                                    (B) ISSUANCE OF CONVERTIBLE SECURITIES. In
                           case during the Series B Ratchet Period the Corporation shall in any manner issue or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Series B Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding and to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and shall be Series B Additional Shares of Common Stock, provided in no event shall such shares be treated as Series B Additional Shares of Common Stock if such shares are excluded from the definition of Series B Additional Shares of Common Stock set forth above. The price per share for which Common Stock is issuable upon such conversion or exchange shall be determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such amount), if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number). Except as otherwise provided in Subparagraph (C), if an adjustment of the Series B Conversion Price shall result from the issuance or sale of such Convertible Securities, then
                           (x) no further adjustment of the Series B Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion or exchange of such Convertible Securities and (y) if any such issuance or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series B Conversion Price have been or are to be made pursuant to other provisions of this Subparagraph (e), no further adjustment of the Series B Conversion Price shall be made by reason of such issuance or sale.

                                    (C) CHANGE IN OPTION PRICE OR CONVERSION
                           RATE. If the purchase price provided for in any Option referred to above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred above or the rate at which Convertible Securities referred to above are convertible into or exchangeable for

                           Common Stock shall change at any time (excluding changes under or by reason of provisions designed to protect against dilution), the Series B Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series B Conversion Price which would have been in effect at such if time if those Options or Convertible Securities which are then still outstanding provided for such changed purchase price, additional consideration, conversion rate or exchange rate, as the case may be, at the time such Options or Convertible Securities were initially granted, issued or sold. Notwithstanding any of the foregoing, no adjustment of the Series B Conversion Price shall result in a Series B Conversion Price greater than the Series B Conversion Price as in effect immediately preceding such original adjustment (as otherwise adjusted for Recapitalization Events as provided in Subparagraphs
                           (f) and (g) below).

                                    (D) STOCK DIVIDENDS. In case the Corporation
                           shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold for the fair value of such Common Stock, Options or Convertible Securities, as the case may be, as determined in good faith by the Board of Directors of the Corporation.

                                    (E) CONSIDERATION FOR STOCK. In case any
                           shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith or any amounts set-off for amounts paid or payable to the purchaser(s) for accrued interest, accrued dividends or otherwise. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith or any amounts set-off for amounts paid or payable to the purchaser(s) for accrued interest, accrued dividends or otherwise. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                                  (F) RECORD DATE. In case the Corporation
                           shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
                           (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (f) SUBDIVISION OR COMBINATION OF COMMON STOCK. In case the Corporation shall at any time subdivide (by a stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price for the Series B Preferred Stock in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a small number of shares (including, without limitation, by a reverse stock split), the Conversion Price for the Series B Preferred Stock in effect immediately prior to such combination shall be proportionately increased.

                  (g) REORGANIZATION OR RECLASSIFICATION. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series B Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series B Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price for the Series B Preferred Stock) shall thereafter be applicable, in as nearing an equivalent manner as may be practicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  (h) NOTICE OF ADJUSTMENT. If there shall be any adjustment of a Conversion Price, then and in each such case the Corporation shall give written notice thereof, by depositing such notice in the mail, first class, postage prepaid, or sending such notice by telex or telecopy to non-U.S. residents, addressed to each holder of shares of Series B Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price for the Series B Preferred Stock resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  (i) STOCK TO BE RESERVED. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of the Series B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (j) NO REISSUANCE OF SERIES B PREFERRED STOCK. Shares of Series B Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  (k) MANDATORY CONVERSION UPON A PUBLIC OFFERING. If at any time the Corporation shall effect an underwritten public offering of shares of Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, all outstanding shares of Series B Preferred Stock shall be deemed automatically converted into shares of Common Stock (an "Automatic Conversion Event") without further action by the holders of such shares. On or after the date of an occurrence of an Automatic Conversion Event, and in any event within ten (10) days after receipt of notice, by mail, postage prepaid from the Corporation of the occurrence of such event, each holder of record of shares of Series B Preferred Stock shall surrender such holder's certificates evidencing such shares at the principal office of the Corporation or at such other place as the Corporation shall designate, and shall thereupon be entitled to receive certificates evidencing the number of shares of Common Stock into which such shares of Series B Preferred Stock are converted. Notwithstanding the provisions of Subparagraph 4(b) above, on the date of the occurrence of an Automatic Conversion Event, each holder of record of the shares of Series B Preferred Stock shall be deemed to be the holder of record of the Common Stock issuable upon such conversion and no shares of Series B Preferred Stock shall be considered outstanding, notwithstanding that the certificates representing such shares of Series B Preferred Stock shall not have been surrendered at the office of the Corporation, that notice from the Corporation shall not have been received by any holder of record of shares of Series B Preferred Stock, or that the certificates evidencing such shares of Common Stock shall not then be actually delivered to such holder, provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series B Preferred Stock being converted are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

         5. ADJUSTMENTS-FOR SERIES B RECAPITALIZATION EVENTS AND CERTAIN OTHER RECAPITALIZATION EVENTS. Series B Recapitalization Events shall mean subdivisions (by a stock split, stock dividend or otherwise) of shares of Series B Preferred Stock into a greater number of shares and to combinations (by a reverse stock split or otherwise) of shares of Series B Preferred Stock into a smaller number of shares. Wherever these terms of the Series B Preferred Stock provide for an adjustment as a result of Series B Recapitalization Events, if a subdivision (by a stock split, stock dividend or otherwise) of shares of Series B Preferred Stock into a greater number of shares shall have occurred, then the amount to be adjusted, if a per share amount, shall be proportionately reduced, or if a share amount, shall be proportionately increased. Wherever these terms of the Series B Preferred Stock provide for an adjustment as a result of Series B Recapitalization Events, if a combination (by a reverse stock split or otherwise) of shares of Series B Preferred Stock into a smaller number of shares shall have occurred, then the amount to be adjusted, if a per share amount, shall be proportionately increased, or if a share amount, shall be proportionately reduced.

         E.       SERIES C PREFERRED STOCK.

         1. VOTING. Except as may be otherwise required by law, the holders of Series C Preferred Stock shall vote together with all other classes and series of stock of the Corporation, and not as a separate class, on all actions to be taken by the stockholders of the Corporation and shall have such additional voting rights as provided in this Article FOURTH or provided by law. Each share of Series C Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of such Series C Preferred Stock is then convertible on the record date for the determination of the stockholders entitled to vote on such matters, or, if no such record date is established, in accordance with Delaware Law. Except as otherwise required by law, in any case where this Article FOURTH requires the affirmative vote of the holders of record of a proportion of any class of capital stock, the written consent (which may be in the form of a written consent action pursuant to the Delaware General Corporation Law or in another form evidencing such consent) of the holders of record of such proportion of the shares of such class of capital stock shall be deemed equivalent to such a vote.

         2. DIVIDENDS. Dividends may be declared and paid on the Series C Preferred Stock from funds lawfully available therefor as and when determined by the Board of Directors. No dividends shall be declared and set aside for or paid upon any shares of Common Stock, except dividends of shares of Common Stock, unless the Board of Directors shall contemporaneously declare and pay a dividend upon the then outstanding shares of Series C Preferred Stock in the same amount per share of Series C Preferred Stock as would be declared payable on the number of shares of Common Stock into which each share of Series C Preferred Stock could then be converted, such number to be determined as of the record date for the determination of holders of the Corporation's Common Stock entitled to receive such dividends, and plus the amount of the Series C Accruing Dividends (as defined below) as of such date, to the extent then unpaid. The holders of the Series C Preferred Stock shall also be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, dividends at the rate per annum of $0.1416 per share (as adjusted for Series C Recapitalization Events) (the "Series C Accruing Dividends"). Only for purposes of the application of the provisions of Paragraph E.3.(a)(1) of this Article FOURTH, the Series C Accruing Dividends shall accrue from day to day, whether or not earned or declared. Except as provided in the immediately preceding sentences, the Series C Accruing Dividends shall not accrue and shall not be cumulative and the holders of the Series C Preferred Stock shall have no right thereto except if and to the extent the Board of Directors, in its discretion, shall declare such Series C Accruing Dividends.

         3.       LIQUIDATION.

                  (a) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets legally available for distribution to stockholders shall be distributed to the holders of record of shares of Preferred Stock and Common Stock as follows:

                           (1) The amount of fifteen dollars ($15.00) for each
                  share of Series A Preferred Stock then outstanding, plus the Accruing Dividends unpaid thereon (whether or not declared), computed to the date payment thereof is made available, the amount of twenty-two dollars ($22.00) for each share of Series B Preferred Stock then outstanding, plus the Series B Accruing Dividends unpaid thereon (whether or not declared), computed to the date payment thereof is made available, the amount of two dollars and thirty-six cents ($2.36) for each share of Series C Preferred Stock then outstanding, plus the Series C Accruing Dividends unpaid thereon (whether or not declared), computed to the date payment thereof is made available and the respective amount for each share of any other series of Preferred Stock then outstanding equal to the original purchase price per share therefor (subject to adjustment for applicable Recapitalization Events), plus any accruing dividends unpaid thereon (whether or not declared), computed to the date payment thereof is made available, in accordance with the terms of such series of Preferred Stock; and

                           (2) After distribution of the full amounts described
                  in clause (1) immediately above, equal amounts for each outstanding share of Common Stock.

                  If, upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment in full to the holders of the Preferred Stock of the full preferential amounts as provided in clause (1), then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of the Preferred Stock entitled to receive a distribution under such clause in accordance with the applicable preferential amount set forth in such clause. The amounts distributable as aforesaid shall be adjusted for Series C Recapitalization Events.

                  (b) Written notice of such liquidation, dissolution or winding up, stating a payment date and the place where said payments shall be made, shall be given by depositing such notice in the mail, first class, postage prepaid, or by sending such notice by telex or telecopy to non-U.S. residents, not less than twenty (20) days prior to the payment date stated therein, to the holders of record of the Series C Preferred Stock, such notice to be addressed to each such holder at its address as shown on the records of the Corporation.

                  (c) The rights of the holders of Series C Preferred Stock to payments pursuant to this Section E(3) shall be PARI PASSU to the rights of the holders of Series A Preferred Stock to payments pursuant to Section C(3) and the rights of the holders of Series B Preferred Stock to payments pursuant to Section D(3).

         4. CONVERSIONS. The holders of shares of Series C Preferred Stock shall have the following conversion rights:

                  (a) RIGHT TO CONVERT. Subject to the terms and conditions of this Paragraph 4, the holder of any share or shares of Series C Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series C Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series C Preferred Stock) into such number of fully paid and non-assessable shares of Common Stock (subject to Subparagraph (c) below) as is obtained by (1) multiplying the number of shares of Series C Preferred Stock so to be converted by two dollars and thirty-six cents ($2.36) and (2) dividing the result by the Series C Conversion Price (as defined below), as in effect at the time of conversion into Common Stock, which result shall be rounded to the nearest one-hundredth of a share. Such rights of conversion into Common Stock shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series C Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series C Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  (b) ISSUANCE OF CERTIFICATES; TIME CONVERSION EFFECTED. Promptly after the receipt of the written notice referred to in Subparagraph 4(a) and surrender of the certificate or certificates for the share or shares of Series C Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series C Preferred Stock. To the extent permitted by law, such conversion into Common Stock shall be deemed to have been effected and the Series C Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series C Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  (c) FRACTIONAL SHARES; DIVIDENDS; PARTIAL CONVERSION. No fractional shares shall be issued upon conversion of Series C Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. In case the number of shares of Series C Preferred Stock represented by the certificate or certificates surrendered pursuant to Subparagraph 4(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation a new certificate or certificates for the number of shares of Series C Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Subparagraph 4(c), be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the shares of Series C Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                  (d)      DEFINITIONS.

                           (1) "Series C Conversion Price" as used in this
                  Article FOURTH shall mean the price at which shares of the Common Stock shall be deliverable upon conversion of the Series C Preferred Stock. The initial Series C Conversion Price shall be two dollars and thirty-six cents ($2.36), but the Series C Conversion Price shall be subject to adjustment from time to time as provided in this Paragraph 4.

                           (2) "Series C Additional Shares of Common Stock" as
                  used in this Article FOURTH shall mean all shares of Common Stock issued (or, pursuant to Subparagraph (e) immediately below, deemed to be issued) by the Corporation after June 1, 1998 other than shares of Common Stock issued or issuable:

                                    (A) upon conversion of shares of Series A, B
                           or C Preferred Stock;

                                    (B) as a dividend or distribution on Series
                           A, B or C Preferred Stock;

                                    (C) as a result of any combination,
                           consolidation, subdivision, stock dividend, stock-split or reverse stock-split of or on shares of Common Stock provided for in Subparagraphs 4(f) and
                           (g) of Section C of this Article FOURTH,
                           Subparagraphs 4(f) and (g) of Section D of this Article FOURTH or Subparagraphs 4(f) and (g) of Section E of this Article FOURTH;

                                    (D) to directors, officers, employees or
                           consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their service as consultants or officers to the Corporation or pursuant to the exercise of options, warrants or other rights to purchase Common Stock granted to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their service as consultants or officers of the Corporation:

                                    (E) upon conversion or exchange of
                           Convertible Securities issued or sold prior to June 1, 1998 or of Convertible Securities issued or sold upon exercise of Options issued or sold prior to June 1, 1998;

                                    (F) upon the exercise of Options issued or
                           sold prior to June 1, 1998; and

                                    (G) solely in consideration for the
                           acquisition of (i) all or substantially all of the assets of another corporation or (ii) the acquisition (whether by merger or otherwise) by the Corporation of another corporation resulting in the ownership by the Corporation of not less than a majority in interest of the voting power of such corporation.

                           (3) "Recapitalization Events" as used in this Article
                  FOURTH shall mean stock-splits, reverse stock-splits, stock dividends, recapitalizations, reclassifications and similar events.

                           (4) "Options" shall mean any warrants or other rights
                  to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock.

                           (5) "Convertible Securities" shall mean any stock or
                  security convertible into or exchangeable for Common Stock or for any stock or security convertible into or exchangeable for Common Stock.

         (e)      RATCHET ADJUSTMENT OF PRICE UPON ISSUANCE OF COMMON STOCK.

                  (1)      RATCHET ANTI-DILUTION ADJUSTMENT.

                                    (A) If and whenever, during the Series C
                           Ratchet Period (as defined below), the Corporation shall issue or sell any Series C Additional Shares of Common Stock in a Qualifying Financing for a consideration per share less than the Series C Conversion Price in effect immediately prior to the time of such issue or sale, then, upon such issue or sale, the Series C Conversion Price shall be reduced to a price equal to the consideration per share of such Series C Additional Shares of Common Stock so issued or sold or deemed to have been so issued or sold.

                                    (B) As used herein, "Series C Ratchet
                           Period" shall mean that period commencing on the date of the first issuance of Series C Preferred Stock and ending on October 22, 1998.

                                    (C) As used in this Subparagraph (e)(1)(C),
                           a "Qualifying Financing" shall mean a financing or a series of financing in an integrated transaction pursuant to which the Corporation receives aggregate gross cash proceeds which equal or exceed Five Hundred Thousand Dollars ($500,000) for the issuance of Common Stock, Options or Convertible Securities. The term "Qualifying Financing" shall not include the following: a joint venture, research and development, licensing, technology transfer, corporate partner, collaborative agreement or equipment financing.

                           (2) For purposes of this Subparagraph 4(e), the
                  following Subparagraphs (A) to (F) shall also be applicable:

                                    (A) ISSUANCE OF OPTIONS. In case during the
                           Series C Ratchet Period the Corporation shall in any manner issue or sell Options, whether or not such Options or the rights to exchange or convert any Convertible Securities issuable upon exercise of such Options are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be less than the Series C Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued for such price per share as of the date of the issue or sale of such Options and shall be Series C Additional Shares of Common Stock, provided in no event shall such shares be treated as Series C Additional Shares of Common Stock if such shares are excluded from the definition of Series C Additional Shares of Common Stock set forth above. The price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the issue or sale of such Options, plus the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such amount), if any, payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such amount), if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number). Except as otherwise provided in Subparagraph (C) below, if an adjustment of the Series C Conversion Price shall result from the issuance or sale of such Option, then no further adjustment of the Series C Conversion Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion or exchange of such Convertible Securities.

                                  (B) ISSUANCE OF CONVERTIBLE SECURITIES. In
                           case during the Series C Ratchet Period the Corporation shall in any manner issue or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Series C Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding and to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and shall be Series C Additional Shares of Common Stock, provided in no event shall such shares be treated as Series C Additional Shares of Common Stock if such shares are excluded from the definition of Series C Additional Shares of Common Stock set forth above. The price per share for which Common Stock is issuable upon such conversion or exchange shall be determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such amount), if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number). Except as otherwise provided in Subparagraph (C), if an adjustment of the Series C Conversion Price shall result from the issuance or sale of such Convertible Securities, then
                           (x) no further adjustment of the Series C Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion or exchange of such Convertible Securities and (y) if any such issuance or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series C Conversion Price have been or are to be made pursuant to other provisions of this Subparagraph (e), no further adjustment of the Series C Conversion Price shall be made by reason of such issuance or sale.

                                    (C) CHANGE IN OPTION PRICE OR CONVERSION
                           RATE. If the purchase price provided for in any Option referred to above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred above or the rate at which Convertible Securities referred to above are convertible into or exchangeable for Common Stock shall change at any time (excluding changes under or by reason of provisions designed to protect against dilution), the Series C Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series C Conversion Price which would have been in effect at such if time if those Options or Convertible Securities which are then still outstanding provided for such changed purchase price, additional consideration, conversion rate or exchange rate, as the case may be, at the time such Options or Convertible Securities were initially granted, issued or sold. Notwithstanding any of the foregoing, no adjustment of the Series C Conversion Price shall result in a Series C Conversion Price greater than the Series C Conversion Price as in effect immediately preceding such original adjustment (as otherwise adjusted for Recapitalization Events as provided in Subparagraphs (f) and (g) below).

                                    (D) STOCK DIVIDENDS. In case the Corporation
                           shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold for the fair value of such Common Stock, Options or Convertible Securities, as the case may be, as determined in good faith by the Board of Directors of the Corporation.

                                    (E) CONSIDERATION FOR STOCK. In case any
                           shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith or any amounts set-off for amounts paid or payable to the purchaser(s) for accrued interest, accrued dividends or otherwise. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith or any amounts set-off for amounts paid or payable to the purchaser(s) for accrued interest, accrued dividends or otherwise. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                                    (F) RECORD DATE. In case the Corporation
                           shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
                           (ii) to subscribe for or purchase

                           Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (f) SUBDIVISION OR COMBINATION OF COMMON STOCK. In case the Corporation shall at any time subdivide (by a stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price for the Series C Preferred Stock in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a small number of shares (including, without limitation, by a reverse stock split), the Conversion Price for the Series C Preferred Stock in effect immediately prior to such combination shall be proportionately increased.

                  (g) REORGANIZATION OR RECLASSIFICATION. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series C Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series C Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price for the Series C Preferred Stock) shall thereafter be applicable, in as nearing an equivalent manner as may be practicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  (h) NOTICE OF ADJUSTMENT. If there shall be any adjustment of a Conversion Price, then and in each such case the Corporation shall give written notice thereof, by depositing such notice in the mail, first class, postage prepaid, or sending such notice by telex or telecopy to non-U.S. residents, addressed to each holder of shares of Series C Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price for the Series C Preferred Stock resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  (i) STOCK TO BE RESERVED. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of the Series C Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series C Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (j) NO REISSUANCE OF SERIES C PREFERRED STOCK. Shares of Series C Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  (k) MANDATORY CONVERSION UPON A PUBLIC OFFERING. If at any time the Corporation shall effect an underwritten public offering of shares of Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, all outstanding shares of Series C Preferred Stock shall be deemed automatically converted into shares of Common Stock (an "Automatic Conversion Event") without further action by the holders of such shares. On or after the date of an occurrence of an Automatic Conversion Event, and in any event within ten (10) days after receipt of notice, by mail, postage prepaid from the Corporation of the occurrence of such event, each holder of record of shares of Series C Preferred Stock shall surrender such holder's certificates evidencing such shares at the principal office of the Corporation or at such other place as the Corporation shall designate, and shall thereupon be entitled to receive certificates evidencing the number of shares of Common Stock into which such shares of Series C Preferred Stock are converted. Notwithstanding the provisions of Subparagraph 4(b) above, on the date of the occurrence of an Automatic Conversion Event, each holder of record of the shares of Series C Preferred Stock shall be deemed to be the holder of record of the Common Stock issuable upon such conversion and no shares of Series C Preferred Stock shall be considered outstanding, notwithstanding that the certificates representing such shares of Series C Preferred Stock shall not have been surrendered at the office of the Corporation, that notice from the Corporation shall not have been received by any holder of record of shares of Series C Preferred Stock, or that the certificates evidencing such shares of Common Stock shall not then be actually delivered to such holder, provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series C Preferred Stock being converted are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

         5. ADJUSTMENTS-FOR SERIES C RECAPITALIZATION EVENTS AND CERTAIN OTHER RECAPITALIZATION EVENTS. Series C Recapitalization Events shall mean subdivisions (by a stock split, stock dividend or otherwise) of shares of Series C Preferred Stock into a greater number of shares and to combinations (by a reverse stock split or otherwise) of shares of Series C Preferred Stock into a smaller number of shares. Wherever these terms of the Series C Preferred Stock provide for an adjustment as a result of Series C Recapitalization Events, if a subdivision (by a stock split, stock dividend or otherwise) of shares of Series C Preferred Stock into a greater number of shares shall have occurred, then the amount to be adjusted, if a per share amount, shall be proportionately reduced, or if a share amount, shall be proportionately increased. Wherever these terms of the Series C Preferred Stock provide for an adjustment as a result of Series C Recapitalization Events, if a combination (by a reverse stock split or otherwise) of shares of Series C Preferred Stock into a smaller number of shares shall have occurred, then the amount to be adjusted, if a per share amount, shall be proportionately increased, or if a share amount, shall be proportionately reduced.

         F. UNDESIGNATED PREFERRED STOCK. The undesignated Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of undesignated Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being referred to herein as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof The Board of Directors is also expressly authorized to increase or decrease the number of shares of any such series prior to the issue of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of undesignated Preferred Stock may be increased or decreased (but not below the number thereof outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless the terms of such Preferred Stock shall provide otherwise.

         FIFTH: The Corporation is to have perpetual existence.

         SIXTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition and not in limitation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, conferred by the State of Delaware, it is further provided that:

         A. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the By-Laws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

         B. After the original or other By-Laws of the Corporation have been adopted, amended or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the By-Laws of the Corporation may be exercised by the Board of Directors of the Corporation.

         C. The books of the Corporation may be kept at such place within or without the State of Delaware as the By-Laws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

         SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         EIGHTH: The Corporation shall, to the fullest extent permitted by
Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented from time to time, indemnify and advance expenses to, (i) its directors and officers, and (ii) any person who at the request of the Corporation is or was serving as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, provided, however, that except with respect to proceedings to enforce rights to indemnification, the By-laws of the Corporation may provide that the Corporation shall indemnify any director, officer or such person in connection with a proceeding (or part thereof) initiated by such director, officer or such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The Corporation, by action of its Board of Directors, may provide indemnification or advance expenses to employees and agents of the Corporation or other persons only on such terms and conditions and to the extent determined by the Board of Directors in its sole and absolute discretion. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         NINTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, however, that this provision shall not eliminate the liability of a director, to the extent that such liability is imposed by applicable law, (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 or successor provisions of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. This provision shall not eliminate the liability of a director for any act or omission occurring prior to the date upon which this provision becomes effective. No amendment or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

         TENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Incorporation to be signed by and attested by its duly authorized officers this 10th day of March, 2000.

                                                     GENOMETRIX INCORPORATED



                                                     By:/s/ Mitchell D. Eggers
                                                        ------------------------
                                                        Mitchell D. Eggers
                                                        Chief Executive Officer

                          CERTIFICATE OF DESIGNATIONS,
                            PREFERENCES AND RIGHTS OF
                      SERIES D CONVERTIBLE PREFERRED STOCK,
                    SERIES E CONVERTIBLE PREFERRED STOCK AND
                      SERIES F CONVERTIBLE PREFERRED STOCK

                                       OF

                             GENOMETRIX INCORPORATED

         Genometrix Incorporated, a Delaware corporation (the "Corporation") does hereby certify:

         That, pursuant to authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation and pursuant to the provisions of Section 151 of Title 8 of the Delaware Code, the Board of Directors has adopted resolutions providing for the designation, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions thereof, of 7,373,381 shares of the Corporation's Preferred Stock, par value $.001 per share, which resolutions are as follows:

RESOLVED:         That pursuant to the authority granted to and vested in the
                  Board of Directors of the Corporation in accordance with the provisions of the Certificate of Incorporation of the Corporation, the Board of Directors hereby designates a series of Preferred Stock of the Corporation, par value $.001 per share (the "Preferred Stock"), consisting of 706,714 shares of the authorized unissued Preferred Stock, as Series D
                  Convertible Preferred Stock (the "Series D Preferred Stock"), and hereby fixes such designation and number of shares, and the powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof as set forth below.

RESOLVED:         That pursuant to the authority granted to and vested in the
                  Board of Directors of the Corporation in accordance with the provisions of the Certificate of Incorporation of the Corporation, the Board of Directors hereby designates a series of Preferred Stock, consisting of 2,666,667 shares of the authorized unissued Preferred Stock, as Series E Convertible
                  Preferred Stock (the "Series E Preferred Stock"), and hereby fixes such designation and number of shares, and the powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof as set forth below.

RESOLVED:         That pursuant to the authority granted to and vested in the
                  Board of Directors of the Corporation in accordance with the provisions of the Certificate of Incorporation of the Corporation, the Board of Directors hereby designates a series of Preferred Stock, consisting of 4,000,000 shares of the authorized unissued Preferred Stock, as Series F Convertible
                  Preferred Stock (the "Series F Preferred Stock"), and hereby fixes such designation and number of shares, and the powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof as set forth below.

RESOLVED:         That the officers of the Corporation, and each acting singly, are hereby authorized, empowered and directed to file with the Secretary of State of the State of Delaware a Certificate of Designations, Preferences and Rights of the Series D Preferred
                  Stock, Series E Preferred Stock and Series F Preferred Stock as such officer or officers shall deem necessary or advisable to carry out the purposes of the above Resolutions.

A. SERIES D CONVERTIBLE PREFERRED STOCK. The preferences, privileges and restrictions granted to or imposed upon the Corporation's Series D Convertible Preferred Stock, par value $.001 per share, or the holders thereof, are as follows:

         1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "Series D Convertible Preferred Stock" (the "Series D Preferred Stock") and the number of shares constituting the Series D Preferred Stock shall be 706,714. Such number of shares may be increased or decreased by resolution of the Board of Directors, provided, however, that no decrease shall reduce the number of shares of Series D Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation and convertible into Series D Preferred Stock.

         2.       VOTING; RESTRICTIONS.

                  (a) GENERAL. Except as may be otherwise required by law, the holders of Series D Preferred Stock shall vote together with all other classes and series of stock of the Corporation, and not as a separate class, on all actions to be taken by the stockholders of the Corporation and shall have such additional voting rights as provided herein or provided by law. Each share of Series D Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of such Series D Preferred Stock is then convertible on the record date for the determination of the stockholders entitled to vote on such matters, or, if no such record date is established, in accordance with Delaware Law. Except as otherwise required by law, in any case herein requiring the affirmative vote of the holders of record of a proportion of any class of capital stock, the written consent (which may be in the form of a written consent action pursuant to the Delaware General Corporation Law or in another form evidencing such consent) of the holders of record of such proportion of the shares of such class of capital stock shall be deemed equivalent to such a vote.

                  (b) BOARD SEAT. For so long as fifty one percent (51%) of the shares of the Series D Preferred Stock originally issued are outstanding, the holders of shares of the Series D Preferred Stock shall be entitled to elect one (1) director of the Corporation and a vacancy in the directorship elected by the holders of shares of the Series D Preferred Stock shall be filled only by vote of the holders of shares of the Series D Preferred Stock.

                  (c) RESTRICTIONS. At any time when shares of the Series D Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Series D Preferred Stock is required by law or by the Certificate of Incorporation of the Corporation, and in addition to any other vote required by law or the Certificate of Incorporation of the Corporation, without the consent of holders of a majority of the then outstanding shares of the Series D Preferred Stock voting separately as a series, the Corporation will not (i) increase the number of authorized shares of the Series D Preferred Stock, (ii) amend the designations, powers, preferences, rights, privileges or restrictions of the Series D Preferred Stock, or (iii) create, authorize the creation of, or increase the number of authorized shares of, any additional class or series of shares of capital stock which ranks senior to the Series D Preferred Stock as to dividends or liquidation preferences, provided that the separate consent of the holders of the shares of the Series D Preferred Stock set forth in this Section 2(c) shall not be required if such additional class or series is created and sold either (1) in a capital raising transaction between the Corporation and a financial institution, including, without limitation a venture capital fund, or (2) pursuant to or in connection with a joint venture, research and development, licensing, technology transfer, corporate partner or collaborative agreement.

         3. DIVIDENDS. Dividends may be declared and paid on the Series D Preferred Stock from funds lawfully available therefor as and when determined by the Board of Directors. No dividends shall be declared and set aside for or paid upon any shares of Common Stock, except dividends of shares of Common Stock, unless the Board of Directors shall contemporaneously declare and pay a dividend upon the then outstanding shares of Series D Preferred Stock in the same amount per share of Series D Preferred Stock as would be declared payable on the number of shares of Common Stock into which each share of Series D Preferred Stock could then be converted, such number to be determined as of the record date for the determination of holders of the Corporation's Common Stock entitled to receive such dividends, and plus the amount of the Accruing Dividends (as defined below) as of such date, to the extent then unpaid. The holders of the Series D Preferred Stock shall also be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, dividends at the rate per annum of $0.1698 per share (as adjusted for Series D Recapitalization Events) (the "Series D Accruing Dividends"). Only for purposes of the application of the provisions of Section 4(a)(1) hereof, the Accruing Dividends shall accrue from day to day, whether or not earned or declared. Except as provided in the immediately preceding sentences, the Series D Accruing Dividends shall not accrue and shall not be cumulative and the holders of the Series D Preferred Stock shall have no right thereto except if and to the extent the Board of Directors, in its discretion, shall declare such Series D Accruing Dividends.

         4.       LIQUIDATION.

                  (a) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets legally available for distribution to stockholders shall be distributed to the holders of record of shares of Preferred Stock and Common Stock as follows:

                           (1) The amount of two dollars and eighty three cents
                  ($2.83) for each share of the Series D Preferred Stock then outstanding, plus the Series D Accruing Dividends unpaid thereon (whether or not declared), computed to the date payment thereof is made available, and the respective amount for each share of any other series of Preferred Stock then outstanding equal to the original purchase price per share therefor (subject to adjustment for applicable Recapitalization Events), plus any accruing dividends unpaid thereon (whether or not declared), computed to the date payment thereof is made available, in accordance with the terms of such series of Preferred Stock; and

                           (2) After distribution of the full amounts described
                  in clause (1) immediately above, equal amounts for each outstanding share of Common Stock.

                  If, upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment in full to the holders of the Preferred Stock of the full preferential amounts as provided in clause (1), then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of the Preferred Stock entitled to receive a distribution under such clause in accordance with the applicable preferential amount set forth in such clause. The amounts distributable as aforesaid shall be adjusted for Series D Recapitalization Events (as defined in Section 6 below).

                  (b) Written notice of such liquidation, dissolution or winding up, stating a payment date and the place where said payments shall be made, shall be given by depositing such notice in the mail, first class, postage prepaid, or by sending such notice by telex or telecopy to non-U.S. residents, not less than twenty (20) days prior to the payment date stated therein, to the holders of record of the Series D Preferred Stock, such notice to be addressed to each such holder at its address as shown on the records of the Corporation.

                  (c) The rights of the holders of Series D Preferred Stock to payments pursuant to this Section 4 shall be pari passu to the rights of the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock as set forth in the Certificate of Incorporation of the Corporation.

         5. CONVERSION. The holders of shares of Series D Preferred Stock shall have the following conversion rights:

                  (a) RIGHT TO CONVERT. Subject to the terms and conditions of this Section 5, the holder of any share or shares of Series D Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series D Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series D Preferred Stock) into such number of fully paid and non-assessable shares of Common Stock (subject to Subsection 5(c) below) as is obtained by (1) multiplying the number of shares of Series D Preferred Stock so to be converted by two dollars and eighty three cents ($2.83) and (2) dividing the result by the Series D Conversion Price (as defined below), as in effect at the time of conversion into Common Stock, which result shall be rounded to the nearest one-hundredth of a share. Such rights of conversion into

         Common Stock shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series D Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series D Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  (b) ISSUANCE OF CERTIFICATES; TIME CONVERSION EFFECTED. Promptly after the receipt of the written notice referred to in Subsection 5(a) and surrender of the certificate or certificates for the share or shares of Series D Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series D Preferred Stock. To the extent permitted by law, such conversion into Common Stock shall be deemed to have been effected and the Series D Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series D Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  (c) FRACTIONAL SHARES; DIVIDENDS; PARTIAL CONVERSION. No fractional shares shall be issued upon conversion of Series D Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. In case the number of shares of Series D Preferred Stock represented by the certificate or certificates surrendered pursuant to Subsection 5(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation a new certificate or certificates for the number of shares of Series D Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Subsection 5(c), be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the shares of Series D Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                  (d)      DEFINITIONS.

                           (1) "Series D Conversion Price" as used herein shall
                  mean the price at which shares of the Common Stock shall be deliverable upon conversion of the Series D Preferred Stock. The initial Series D Conversion Price shall be two dollars and eighty three cents ($2.83), but the Series D Conversion Price shall be subject to adjustment from time to time as provided in this Section 5.

                           (2) "Series D Additional Shares of Common Stock" as
                  used herein shall mean all shares of Common Stock issued (or, pursuant to Subparagraph (e) immediately below, deemed to be issued) by the Corporation after the date of first issuance of Series D Preferred Stock other than shares of Common Stock issued or issuable:

                                    (A) upon conversion of shares of Series A,
                           B, C or D Preferred Stock;

                                    (B) as a dividend or distribution on Series
                           A, B, C or D Preferred Stock;

                                    (C) as a result of any combination,
                           consolidation, subdivision, stock dividend, stock-split or reverse stock-split of or on shares of Common Stock as described in Subsections 5(f) and 5(g) hereof;

                                    (D) to directors, officers, employees or
                           consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their service as consultants or officers to the Corporation or pursuant to the exercise of options, warrants or other rights to purchase Common Stock granted to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their service as consultants or officers of the Corporation:

                                    (E) upon conversion or exchange of
                           Convertible Securities issued or sold prior to the date of first issuance of Series D Preferred Stock or of Convertible Securities issued or sold upon exercise of Options issued or sold prior to the date of first issuance of Series D Preferred Stock;

                                    (F) upon the exercise of Options issued or
                           sold prior to the date of first issuance of Series D Preferred Stock; and

                                    (G) solely in consideration for the
                           acquisition of (i) all or substantially all of the assets of another corporation or (ii) the acquisition (whether by merger or otherwise) by the Corporation of another corporation resulting in the ownership by the Corporation of not less than a majority in interest of the voting power of such corporation.

                           (3) "Recapitalization Events" as used herein shall
                  mean stock-splits, reverse stock-splits, stock dividends, recapitalizations, reclassifications and similar events.

                           (4) "Options" shall mean any warrants or other rights
                  to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock.

                           (5) "Convertible Securities" shall mean any stock or
                  security convertible into or exchangeable for Common Stock or for any stock or security convertible into or exchangeable for Common Stock.

         (e)      ADJUSTMENT OF SERIES D CONVERSION PRICE UPON CERTAIN EVENTS.

                           (1) RATCHET ANTI-DILUTION ADJUSTMENT. If and
                  whenever, during the Series D Ratchet Period (as defined below), the Corporation shall issue or sell any Series D Additional Shares of Common Stock in a Qualifying Financing (as defined below) for a consideration per share less than the Series D Conversion Price in effect immediately prior to the time of such issue or sale, then, upon such issue or sale, the Series D Conversion Price shall be reduced to a price equal to the consideration per share of such Series D Additional Shares of Common Stock so issued or sold or deemed to have been so issued or sold. As used herein, "Series D Ratchet Period" shall mean that period commencing on December 28, 1998 and ending on the closing of a Qualifying Financing in which the Company receives aggregate gross cash proceeds of at least three million dollars ($3,000,000).

                           (2) WEIGHTED AVERAGE ANTI-DILUTION ADJUSTMENT. If and
                  whenever, after the end of the Series D Ratchet Period, the Corporation shall issue or sell any Series D Additional Shares of Common Stock in a Qualifying Financing for a consideration per share less than the Series D Conversion Price in effect immediately prior to the time of such issue or sale, then, upon such issue or sale, the Series D Conversion Price shall be reduced to a price determined by multiplying the Series D Conversion Price in effect immediately prior to such issue or sale by a fraction (x) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including shares of the Common Stock issuable upon exercise or conversion of any outstanding Options or Convertible Securities) plus (B) the number of shares of the Common Stock which the aggregate consideration received by the Corporation for the total number of Series D Additional Shares of Common Stock so issued would purchase at the Series D Conversion Price in effect immediately prior to such issue and (y) the denominator of which shall be the number of shares of the Common Stock outstanding immediately prior to such issue or sale (including shares of Common Stock issuable upon exercise or conversion of any outstanding Options or Convertible Securities) plus (D) the number of Series D Additional Shares of Common Stock so issued.

                           (3) As used in this Subsection 5(e), a "Qualifying
                  Financing" shall mean a financing or a series of financings in an integrated transaction pursuant to which the Corporation receives aggregate gross cash proceeds which equal or exceed five hundred thousand dollars ($500,000) for the issuance of Common

                  Stock, Options or Convertible Securities. The term "Qualifying Financing" shall not include a joint venture, research and development, licensing, technology transfer, corporate partner, collaborative agreement or equipment financing.

                           (4) For purposes of this Subsection 5(e), the
                  following Subsections (A) to (F) shall also be applicable:

                                    (A) ISSUANCE OF OPTIONS. In case the
                           Corporation shall in any manner issue or sell Options, whether or not such Options or the rights to exchange or convert any Convertible Securities issuable upon exercise of such Options are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be less than the Series D Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued for such price per share as of the date of the issue or sale of such Options and shall be Series D Additional Shares of Common Stock, provided in no event shall such shares be treated as Series D Additional Shares of Common Stock if such shares are excluded from the definition of Series D Additional Shares of Common Stock set forth above. The price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the issue or sale of such Options, plus the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such amount), if any, payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such amount), if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number). Except as otherwise provided in Subsection (C) below, if an adjustment of the Series D Conversion Price shall result from the issuance or sale of such Option, then no further adjustment of the Series D Conversion Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion or exchange of such Convertible Securities.

                                    (B) ISSUANCE OF CONVERTIBLE SECURITIES. In
                           case the Corporation shall in any manner issue or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Series D Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding and to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and shall be Series D Additional Shares of Common Stock, provided in no event shall such shares be treated as Series D Additional Shares of Common Stock if such shares are excluded from the definition of Series D Additional Shares of Common Stock set forth above. The price per share for which Common Stock is issuable upon such conversion or exchange shall be determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such amount), if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number). Except as otherwise provided in Subsection (C), if an adjustment of the Series D Conversion Price shall result from the issuance or sale of such Convertible Securities, then
                           (x) no further adjustment of the Series D Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion or exchange of such Convertible Securities and (y) if any such issuance or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series D Conversion Price have been or are to be made pursuant to other provisions of this Subsection 5(e), no further adjustment of the Series D Conversion Price shall be made by reason of such issuance or sale.

                                    (C) CHANGE IN OPTION PRICE OR CONVERSION
                           RATE. If the purchase price provided for in any Option referred to above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred above or the rate at which Convertible Securities referred to above are convertible into or exchangeable for Common Stock shall change at any time (excluding changes under or by reason of provisions designed to protect against dilution), the Series D

                           Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series D Conversion Price which would have been in effect at such time if those Options or Convertible Securities which are then still outstanding provided for such changed purchase price, additional consideration, conversion rate or exchange rate, as the case may be, at the time such Options or Convertible Securities were initially granted, issued or sold. Notwithstanding any of the foregoing, no adjustment of the Series D Conversion Price shall result in a Series D Conversion Price greater than the Series D Conversion Price as in effect immediately preceding such original adjustment (as otherwise adjusted for Recapitalization Events as provided in Subsections 5(f) and 5(g) below).

                                    (D) STOCK DIVIDENDS. In case the Corporation
                           shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold for the fair value of such Common Stock, Options or Convertible Securities, as the case may be, as determined in good faith by the Board of Directors of the Corporation.

                                    (E) CONSIDERATION FOR STOCK. In case any
                           shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith or any amounts set-off for amounts paid or payable to the purchaser(s) for accrued interest, accrued dividends or otherwise. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith or any amounts set-off for amounts paid or payable to the purchaser(s) for accrued interest, accrued dividends or otherwise. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                                    (F) RECORD DATE. In case the Corporation
                           shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
                           (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (f) SUBDIVISION OR COMBINATION OF COMMON STOCK. In case the Corporation shall at any time subdivide (by a stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price for the Series D Preferred Stock in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a small number of shares (including, without limitation, by a reverse stock split), the Conversion Price for the Series D Preferred Stock in effect immediately prior to such combination shall be proportionately increased.

                  (g) REORGANIZATION OR RECLASSIFICATION. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series D Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series D Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price for the Series D Preferred Stock) shall thereafter be applicable, in as nearing an equivalent manner as may be practicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  (h) NOTICE OF ADJUSTMENT. If there shall be any adjustment of a Conversion Price, then and in each such case the Corporation shall give prompt written notice thereof, by depositing such notice in the mail, first class, postage prepaid, or sending such notice by telex or telecopy to non-U.S. residents, addressed to each holder of shares of Series D Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price for the Series D Preferred Stock resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based and the reasonable time period in which such holder may comment on, or object to, such adjustment.

                  (i) STOCK TO BE RESERVED. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of the Series D Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series D Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (j) NO REISSUANCE OF SERIES D PREFERRED STOCK. Shares of the Series D Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  (k) MANDATORY CONVERSION UPON A PUBLIC OFFERING. If at any time the Corporation shall effect an underwritten public offering of shares of Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, all outstanding shares of Series D Preferred Stock shall be deemed automatically converted into shares of Common Stock (an "Automatic Conversion Event") without further action by the holders of such shares. On or after the date of an occurrence of an Automatic Conversion Event, and in any event within ten (10) days after receipt of notice, by mail, postage prepaid from the Corporation of the occurrence of such event, each holder of record of shares of Series D Preferred Stock shall surrender such holder's certificates evidencing such shares at the principal office of the Corporation or at such other place as the Corporation shall designate, and shall thereupon be entitled to receive certificates evidencing the number of shares of Common Stock into which such shares of Series D Preferred Stock are converted. Notwithstanding the provisions of Subsection 5(b) above, on the date of the occurrence of an Automatic Conversion Event, each holder of record of the shares of Series D Preferred Stock shall be deemed to be the holder of record of the Common Stock issuable upon such conversion and no shares of Series D Preferred Stock shall be considered outstanding, notwithstanding that the certificates representing such shares of Series D Preferred Stock shall not have been surrendered at the office of the Corporation, that notice from the Corporation shall not have been received by any holder of record of shares of Series D Preferred Stock, or that the certificates evidencing such shares of Common Stock shall not then be actually delivered to such holder, provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series D Preferred Stock being converted are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

         6. ADJUSTMENTS FOR SERIES D RECAPITALIZATION EVENTS AND CERTAIN OTHER RECAPITALIZATION EVENTS. Series D Recapitalization Events shall mean subdivisions (by a stock split, stock dividend or otherwise) of shares of Series D Preferred Stock into a greater number of shares and to combinations (by a reverse stock split or otherwise) of shares of Series D Preferred Stock into a smaller number of shares. Wherever these terms of the Series D Preferred Stock provide for an adjustment as a result of Series D Recapitalization Events, if a subdivision (by a stock split, stock dividend or otherwise) of shares of Series D Preferred Stock into a greater number of shares shall have occurred, then the amount to be adjusted, if a per share amount, shall be proportionately reduced, or if a share amount, shall be proportionately increased. Wherever these terms of the Series D Preferred Stock provide for an adjustment as a result of Series D Recapitalization Events, if a combination (by a reverse stock split or otherwise) of shares of Series D Preferred Stock into a smaller number of shares shall have occurred, then the amount to be adjusted, if a per share amount, shall be proportionately increased, or if a share amount, shall be proportionately reduced.


B. SERIES E CONVERTIBLE PREFERRED STOCK. The preferences, privileges and restrictions granted to or imposed upon the Corporation's Series E Convertible Preferred Stock, par value $.001 per share, or the holders thereof, are as follows:

         1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "Series E Convertible Preferred Stock" (the "Series E Preferred Stock") and the number of shares constituting the Series E Preferred Stock shall be 2,666,667. Except as specifically set forth in this Certificate of Designation, such number of shares may be increased or decreased by resolution of the Board of Directors, provided, however, that no decrease shall reduce the number of shares of Series E Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation and convertible into Series E Preferred Stock.

         2.       VOTING; RESTRICTIONS.

                  (a) GENERAL. Except as may be otherwise required by law, the holders of Series E Preferred Stock shall vote together with all other classes and series of stock of the Corporation, and not as a separate class, on all actions to be taken by the stockholders of the Corporation and shall have such additional voting rights as provided herein or provided by law. Each share of Series E Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of such Series E Preferred Stock is then convertible on the record date for the determination of the stockholders entitled to vote on such matters, or, if no such record date is established, in accordance with Delaware Law. Except as otherwise required by law, in any case herein requiring the affirmative vote of the holders of record of a proportion of any class of capital stock, the written consent (which may be in the form of a written consent action pursuant to the Delaware General Corporation Law or in another form evidencing such consent) of the holders of record of such proportion of the shares of such class of capital stock shall be deemed equivalent to such a vote.

                  (b) RESTRICTIONS. At any time when shares of the Series E Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Series E Preferred Stock is required by law or by the Certificate of Incorporation of the Corporation, and in addition to any other vote required by law or the

         Certificate of Incorporation of the Corporation, without the consent of holders of a majority of the then outstanding shares of the Series E Preferred Stock voting separately as a series, the Corporation will not
         (i) increase the number of authorized shares of the Series E Preferred Stock, (ii) amend the designations, powers, preferences, rights, privileges or restrictions of the Series E Preferred Stock, or (iii) create, authorize the creation of, or increase the number of authorized shares of, any additional class or series of shares of capital stock which ranks senior to the Series E Preferred Stock as to dividends or liquidation preferences, provided that the separate consent of the holders of the shares of the Series E Preferred Stock set forth in this
         Section 2(b) shall not be required if such additional class or series is created and sold either (1) in a capital raising transaction between the Corporation and a financial institution, including, without limitation a venture capital fund, or (2) pursuant to or in connection with a joint venture, research and development, licensing, technology transfer, corporate partner or collaborative agreement.

         3. DIVIDENDS. Dividends may be declared and paid on the Series E Preferred Stock from funds lawfully available therefor as and when determined by the Board of Directors. No dividends shall be declared and set aside for or paid upon any shares of Common Stock, except dividends of shares of Common Stock, unless the Board of Directors shall contemporaneously declare and pay a dividend upon the then outstanding shares of Series E Preferred Stock in the same amount per share of Series E Preferred Stock as would be declared payable on the number of shares of Common Stock into which each share of Series E Preferred Stock could then be converted, such number to be determined as of the record date for the determination of holders of the Corporation's Common Stock entitled to receive such dividends, and plus the amount of the Accruing Dividends (as defined below) as of such date, to the extent then unpaid. The holders of the Series E Preferred Stock shall also be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, dividends at the rate per annum of $0.18 per share (as adjusted for Series E Recapitalization Events (as defined in Subsection 5(d)(3) below)) (the "Series E Accruing Dividends"). Only for purposes of the application of the provisions of Section 4(a)(1) hereof, the Series E Accruing Dividends shall accrue from day to day, whether or not earned or declared. Except as provided in the immediately preceding sentences, the Series E Accruing Dividends shall not accrue and shall not be cumulative and the holders of the Series E Preferred Stock shall have no right thereto except if and to the extent the Board of Directors, in its discretion, shall declare such Series E Accruing Dividends.

         4.       LIQUIDATION.

                  (a) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets legally available for distribution to stockholders shall be distributed to the holders of record of shares of Preferred Stock and Common Stock as follows:

                           (1) The amount of three dollars ($3.00) for each
                  share of the Series E Preferred Stock then outstanding, plus the Series E Accruing Dividends unpaid thereon (whether or not declared), computed to the date payment thereof is made available, and the respective amount for each share of any other series of Preferred Stock then outstanding equal to the original purchase price per share therefor (subject to adjustment for applicable Recapitalization Events), plus any accruing dividends unpaid thereon (whether or not declared), computed to the date payment thereof is made available, in accordance with the terms of such series of Preferred Stock; and

                           (2) After distribution of the full amounts described
                  in clause (1) immediately above, equal amounts for each outstanding share of Common Stock.

                  If, upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment in full to the holders of the Preferred Stock of the full preferential amounts as provided in clause (1), then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of the Preferred Stock entitled to receive a distribution under such clause in accordance with the applicable preferential amount set forth in such clause. The amounts distributable as aforesaid shall be adjusted for Series E Recapitalization Events.

                  (b) Written notice of such liquidation, dissolution or winding up, stating a payment date and the place where said payments shall be made, shall be given by depositing such notice in the mail, first class, postage prepaid, or by sending such notice by telex or telecopy to non-U.S. residents, not less than twenty (20) days prior to the payment date stated therein, to the holders of record of the Series E Preferred Stock, such notice to be addressed to each such holder at its address as shown on the records of the Corporation.

                  (c) The rights of the holders of Series E Preferred Stock to payments pursuant to this Section 4 shall be pari passu to the rights of the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock as set forth in the Certificate of Incorporation of the Corporation and the Certificate of Designation of Series D Convertible Preferred Stock of the Corporation.

         5. CONVERSION. The holders of shares of Series E Preferred Stock shall have the following conversion rights:

                  (a) RIGHT TO CONVERT. Subject to the terms and conditions of this Section 5, the holder of any share or shares of Series E Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series E Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series E Preferred Stock) into such number of fully paid and non-assessable shares of Common Stock (subject to Subsection 5(c) below) as is obtained by (1) multiplying the number of shares of Series E Preferred Stock so to be converted by three dollars ($3.00) and (2) dividing the result by the Series E Conversion Price (as defined below), as in effect at the time of conversion into Common Stock, which result shall be rounded to the nearest one-hundredth of a share. Such rights of conversion into Common Stock shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series E Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series E Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  (b) ISSUANCE OF CERTIFICATES; TIME CONVERSION EFFECTED. Promptly after the receipt of the written notice referred to in Subsection 5(a) and surrender of the certificate or certificates for the share or shares of Series E Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series E Preferred Stock. To the extent permitted by law, such conversion into Common Stock shall be deemed to have been effected and the Series E Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series E Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  (c) FRACTIONAL SHARES; DIVIDENDS; PARTIAL CONVERSION. No fractional shares shall be issued upon conversion of Series E Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. In case the number of shares of Series E Preferred Stock represented by the certificate or certificates surrendered pursuant to Subsection 5(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation a new certificate or certificates for the number of shares of Series E Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Subsection 5(c), be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the shares of Series E Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                  (d)      DEFINITIONS.

                           (1) "Series E Conversion Price" shall mean the price
                  at which shares of the Common Stock shall be deliverable upon conversion of the Series E Preferred Stock. The initial Series E Conversion Price shall be three dollars ($3.00), but the Series E Conversion Price shall be subject to adjustment from time to time as provided in this Section 5.

                           (2) "Series E Additional Shares of Common Stock"
                  shall mean all shares of Common Stock issued (or, pursuant to Subparagraph (e) immediately below, deemed to be issued) by the Corporation after the date of first issuance of Series E Preferred Stock other than shares of Common Stock issued or issuable:

                                    (A) Upon conversion of shares of Series A,
                           B, C, D or E Preferred Stock;

                                    (B) As a dividend or distribution on Series
                           A, B, C, D or E Preferred Stock;

                                    (C) As a result of any combination,
                           consolidation, subdivision, stock dividend, stock-split or reverse stock-split of or on shares of Common Stock as described in Subsections 5(f) and 5(g) hereof;

                                    (D) To directors, officers, employees or
                           consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their service as consultants or officers to the Corporation or pursuant to the exercise of options, warrants or other rights to purchase Common Stock granted to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their service as consultants or officers of the Corporation:

                                    (E) Upon conversion or exchange of
                           Convertible Securities issued or sold prior to the date of first issuance of Series E Preferred Stock or of Convertible Securities issued or sold upon exercise of Options issued or sold prior to the date of first issuance of Series E Preferred Stock;

                                    (F) Upon the exercise of Options issued or
                           sold prior to the date of first issuance of Series E Preferred Stock; and

                                    (G) Solely in consideration for the
                           acquisition of (i) all or substantially all of the assets of another corporation or (ii) the acquisition (whether by merger or otherwise) by the Corporation of another corporation resulting in the ownership by the Corporation of not less than a majority in interest of the voting power of such corporation.

                           (3) "Series E Recapitalization Events" shall mean
                  stock-splits, reverse stock-splits, stock dividends, recapitalizations, reclassifications and similar events.

                           (4) "Options" shall mean any warrants or other rights
                  to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock.

                           (5) "Convertible Securities" shall mean any stock or
                  security convertible into or exchangeable for Common Stock or for any stock or security convertible into or exchangeable for Common Stock.

         (e)      ADJUSTMENT OF SERIES E CONVERSION PRICE UPON CERTAIN EVENTS.

                           (1) RATCHET ANTI-DILUTION ADJUSTMENT. If and
                  whenever, during the Series E Ratchet Period (as defined below), the Corporation shall issue or sell any Series E Additional Shares of Common Stock in a Qualifying Financing (as defined below) for a consideration per share less than the Series E Conversion Price in effect immediately prior to the time of such issue or sale, then, upon such issue or sale, the Series E Conversion Price shall be reduced to a price equal to the consideration per share of such Series E Additional Shares of Common Stock so issued or sold or deemed to have been so issued or sold. As used herein, "Series E Ratchet Period" shall mean that period commencing on July 6, 1999 and ending on June 30, 2000.

                           (2) WEIGHTED AVERAGE ANTI-DILUTION ADJUSTMENT. If and
                  whenever, after the end of the Series E Ratchet Period, the Corporation shall issue or sell any Series E Additional Shares of Common Stock in a Qualifying Financing for a consideration per share less than the Series E Conversion Price in effect immediately prior to the time of such issue or sale, then, upon such issue or sale, the Series E Conversion Price shall be reduced to a price determined by multiplying the Series E Conversion Price in effect immediately prior to such issue or sale by a fraction (x) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including shares of the Common Stock issuable upon exercise or conversion of any outstanding Options or Convertible Securities) plus (B) the number of shares of the Common Stock which the aggregate consideration received by the Corporation for the total number of Series E Additional Shares of Common Stock so issued would purchase at the Series E Conversion Price in effect immediately prior to such issue or sale and (y) the denominator of which shall be the number of shares of the Common Stock outstanding immediately prior to such issue or sale (including shares of Common Stock issuable upon exercise or conversion of any outstanding Options or Convertible Securities) plus (D) the number of Series E Additional Shares of Common Stock so issued.

                           (3) As used in this Subsection 5(e), a "Qualifying
                  Financing" shall mean a financing or a series of financings in an integrated transaction pursuant to which the Corporation receives aggregate gross cash proceeds which equal or exceed five hundred thousand dollars ($500,000) for the issuance of Common Stock, Options or Convertible Securities. The term "Qualifying Financing" shall not include a joint venture, research and development, licensing, technology transfer, corporate partner, collaborative agreement or equipment financing.

                           (4) For purposes of this Subsection 5(e), the
                  following Subsections (A) to (F) shall also be applicable:

                                    (A) ISSUANCE OF OPTIONS. In case the
                           Corporation shall in any manner issue or sell Options, whether or not such Options or the rights to exchange or convert any Convertible Securities issuable upon exercise of such Options are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be less than the Series E Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued for such price per share as of the date of the issue or sale of such Options and shall be Series E Additional Shares of Common Stock, provided in no event shall such shares be treated as Series E Additional Shares of Common Stock if such shares are excluded from the definition of Series E Additional Shares of Common Stock set forth above. The price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the issue or sale of such Options, plus the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such amount), if any, payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such amount), if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number). Except as otherwise provided in Subsection (C) below, if an adjustment of the Series E Conversion Price shall result from the issuance or sale of such Option, then no further adjustment of the Series E Conversion Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion or exchange of such Convertible Securities.

                                    (B) ISSUANCE OF CONVERTIBLE SECURITIES. In
                           case the Corporation shall in any manner issue or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Series E Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding and to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and shall be Series E Additional Shares of Common Stock, provided in no event shall such shares be treated as Series E Additional Shares of Common Stock if such shares are excluded from the definition of Series E Additional Shares of Common Stock set forth above. The price per share for which Common Stock is issuable upon such conversion or exchange shall be determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such amount), if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number). Except as otherwise provided in Subsection (C), if an adjustment of the Series E Conversion Price shall result from the issuance or sale of such Convertible Securities, then
                           (x) no further adjustment of the Series E Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion or exchange of such Convertible Securities and (y) if any such issuance or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series E Conversion Price have been or are to be made pursuant to other provisions of this Subsection 5(e), no further adjustment of the Series E Conversion Price shall be made by reason of such issuance or sale.

                                    (C) CHANGE IN OPTION PRICE OR CONVERSION
                           RATE. If the purchase price provided for in any Option referred to above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred above or the rate at which Convertible Securities referred to above are convertible into or exchangeable for

                           Common Stock shall change at any time (excluding changes under or by reason of provisions designed to protect against dilution), the Series E Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series E Conversion Price which would have been in effect at such time if those Options or Convertible Securities which are then still outstanding provided for such changed purchase price, additional consideration, conversion rate or exchange rate, as the case may be, at the time such Options or Convertible Securities were initially granted, issued or sold. Notwithstanding any of the foregoing, no adjustment of the Series E Conversion Price shall result in a Series E Conversion Price greater than the Series E Conversion Price as in effect immediately preceding such original adjustment (as otherwise adjusted for Series E Recapitalization Events as provided in Subsections 5(f) and 5(g) below).

                                    (D) STOCK DIVIDENDS. In case the Corporation
                           shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold for the fair value of such Common Stock, Options or Convertible Securities, as the case may be, as determined in good faith by the Board of Directors of the Corporation.

                                    (E) CONSIDERATION FOR STOCK. In case any
                           shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith or any amounts set-off for amounts paid or payable to the purchaser(s) for accrued interest, accrued dividends or otherwise. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith or any amounts set-off for amounts paid or payable to the purchaser(s) for accrued interest, accrued dividends or otherwise. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                                    (F) RECORD DATE. In case the Corporation
                           shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
                           (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (f) SUBDIVISION OR COMBINATION OF COMMON STOCK. In case the Corporation shall at any time subdivide (by a stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price for the Series E Preferred Stock in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a small number of shares (including, without limitation, by a reverse stock split), the Conversion Price for the Series E Preferred Stock in effect immediately prior to such combination shall be proportionately increased.

                  (g) REORGANIZATION OR RECLASSIFICATION. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series E Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series E Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price for the Series E Preferred Stock) shall thereafter be applicable, in as nearing an equivalent manner as may be practicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  (h) NOTICE OF ADJUSTMENT. If there shall be any adjustment of a Conversion Price, then and in each such case the Corporation shall give prompt written notice thereof, by depositing such notice in the mail, first class, postage prepaid, or sending such notice by telex or telecopy to non-U.S. residents, addressed to each holder of shares of Series E Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price for the Series E Preferred Stock resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based and the reasonable time period in which such holder may comment on, or object to, such adjustment.

                  (i) STOCK TO BE RESERVED. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of the Series E Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series E Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (j) NO REISSUANCE OF SERIES E PREFERRED STOCK. Shares of the Series E Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  (k) MANDATORY CONVERSION UPON A PUBLIC OFFERING. If at any time the Corporation shall effect an underwritten public offering of shares of Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, all outstanding shares of Series E Preferred Stock shall be deemed automatically converted into shares of Common Stock (an "Automatic Conversion Event") without further action by the holders of such shares. On or after the date of an occurrence of an Automatic Conversion Event, and in any event within ten (10) days after receipt of notice, by mail, postage prepaid from the Corporation of the occurrence of such event, each holder of record of shares of Series E Preferred Stock shall surrender such holder's certificates evidencing such shares at the principal office of the Corporation or at such other place as the Corporation shall designate, and shall thereupon be entitled to receive certificates evidencing the number of shares of Common Stock into which such shares of Series E Preferred Stock are converted. Notwithstanding the provisions of Subsection 5(b) above, on the date of the occurrence of an Automatic Conversion Event, each holder of record of the shares of Series E Preferred Stock shall be deemed to be the holder of record of the Common Stock issuable upon such conversion and no shares of Series E Preferred Stock shall be considered outstanding, notwithstanding that the certificates representing such shares of Series E Preferred Stock shall not have been surrendered at the office of the Corporation, that notice from the Corporation shall not have been received by any holder of record of shares of Series E Preferred Stock, or that the certificates evidencing such shares of Common Stock shall not then be actually delivered to such holder, provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series E Preferred Stock being converted are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

         6. ADJUSTMENTS FOR SERIES E RECAPITALIZATION EVENTS. Wherever these terms of the Series E Preferred Stock provide for an adjustment as a result of Series E Recapitalization Events (as defined in Subsection 5(d)(3) above, if a subdivision (by a stock split, stock dividend or otherwise) of shares of Series E Preferred Stock into a greater number of shares shall have occurred, then the amount to be adjusted, if a per share amount, shall be proportionately reduced, or if a share amount, shall be proportionately increased. Wherever these terms of the Series E Preferred Stock provide for an adjustment as a result of Series E Recapitalization Events, if a combination (by a reverse stock split or otherwise) of shares of Series E Preferred Stock into a smaller number of shares shall have occurred, then the amount to be adjusted, if a per share amount, shall be proportionately increased, or if a share amount, shall be proportionately reduced.


C. SERIES F CONVERTIBLE PREFERRED STOCK. The preferences, privileges and restrictions granted to or imposed upon the Corporation's Series F Convertible Preferred Stock, par value $.001 per share, or the holders thereof, are as follows:

         1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "Series F Convertible Preferred Stock" (the "Series F Preferred Stock") and the number of shares constituting the Series F Preferred Stock shall be 4,000,000. Except as specifically set forth in this Certificate of Designation, such number of shares may be increased or decreased by resolution of the Board of Directors, provided, however, that no decrease shall reduce the number of shares of Series F Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation and convertible into Series F Preferred Stock.

         2. VOTING. Except as may be otherwise required by law, the holders of Series F Preferred Stock shall vote together with all other classes and series of stock of the Corporation, and not as a separate class, on all actions to be taken by the stockholders of the Corporation and shall have such additional voting rights as provided herein or provided by law. Each share of Series F Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of such Series F Preferred Stock is then convertible on the record date for the determination of the stockholders entitled to vote on such matters, or, if no such record date is established, in accordance with Delaware Law. Except as otherwise required by law, in any case herein requiring the affirmative vote of the holders of record of a proportion of any class of capital stock, the written consent (which may be in the form of a written consent action pursuant to the Delaware General Corporation Law or in another form evidencing such consent) of the holders of record of such proportion of the shares of such class of capital stock shall be deemed equivalent to such a vote.

         3. DIVIDENDS. Dividends may be declared and paid on the Series F Preferred Stock from funds lawfully available therefor as and when determined by the Board of Directors. No dividends shall be declared and set aside for or paid upon any shares of Common Stock, except dividends of shares of Common Stock, unless the Board of Directors shall contemporaneously declare and pay a dividend upon the then outstanding shares of Series F Preferred Stock in the same amount per share of Series F Preferred Stock as would be declared payable on the number of shares of Common Stock into which each share of Series F Preferred Stock could then be converted, such number to be determined as of the record date for the determination of holders of the Corporation's Common Stock entitled to receive such dividends, and plus the amount of the Accruing Dividends (as defined below) as of such date, to the extent then unpaid. The holders of the Series F Preferred Stock shall also be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, dividends at the rate per annum of $0.18 per share (as adjusted for Series F Recapitalization Events (as defined in Subsection 5(d)(3) below)) (the "Series F Accruing Dividends"). Only for purposes of the application of the provisions of
Section 4(a)(1) hereof, the Series F Accruing Dividends shall accrue from day to day, whether or not earned or declared. Except as provided in the immediately preceding sentences, the Series F Accruing Dividends shall not accrue and shall not be cumulative and the holders of the Series F Preferred Stock shall have no right thereto except if and to the extent the Board of Directors, in its discretion, shall declare such Series F Accruing Dividends.

         4.       LIQUIDATION.

                  (a) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets legally available for distribution to stockholders shall be distributed to the holders of record of shares of Preferred Stock and Common Stock as follows:

                           (1) The amount of three dollars ($3.00) for each
                  share of the Series F Preferred Stock then outstanding, plus the Series F Accruing Dividends unpaid thereon (whether or not declared), computed to the date payment thereof is made available, and the respective amount for each share of any other series of Preferred Stock then outstanding equal to the original purchase price per share therefor (subject to adjustment for applicable Recapitalization Events), plus any accruing dividends unpaid thereon (whether or not declared), computed to the date payment thereof is made available, in accordance with the terms of such series of Preferred Stock; and

                           (2) After distribution of the full amounts described
                  in clause (1) immediately above, equal amounts for each outstanding share of Common Stock.

                  If, upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Preferred Stock shall be insufficient to permit payment in full to the holders of the Preferred Stock of the full preferential amounts as provided in clause (1), then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of the Preferred Stock entitled to receive a distribution under such clause in accordance with the applicable preferential amount set forth in such clause. The amounts distributable as aforesaid shall be adjusted for Series F Recapitalization Events.

                  (b) Written notice of such liquidation, dissolution or winding up, stating a payment date and the place where said payments shall be made, shall be given by depositing such notice in the mail, first class, postage prepaid, or by sending such notice by telex or telecopy to non-U.S. residents, not less than twenty (20) days prior to the payment date stated therein, to the holders of record of the Series F Preferred Stock, such notice to be addressed to each such holder at its address as shown on the records of the Corporation.

                  (c) The rights of the holders of Series F Preferred Stock to payments pursuant to this Section 4 shall be pari passu to the rights of the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock as set forth in the Certificate of Incorporation of the Corporation, the Certificate of Designation of Series D Convertible Preferred Stock of the Corporation and the Certificate of Designation of Series E Convertible Preferred Stock of the Corporation.

         5. CONVERSION. The holders of shares of Series F Preferred Stock shall have the following conversion rights:

                  (a) RIGHT TO CONVERT. Subject to the terms and conditions of this Section 5, the holder of any share or shares of Series F Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series F Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series F Preferred Stock) into such number of fully paid and non-assessable shares of Common Stock (subject to Subsection 5(c) below) as is obtained by (1) multiplying the number of shares of Series F Preferred Stock so to be converted by three dollars ($3.00) and (2) dividing the result by the Series F Conversion Price (as defined below), as in effect at the time of conversion into Common Stock, which result shall be rounded to the nearest one-hundredth of a share. Such rights of conversion into Common Stock shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series F Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series F Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  (b) ISSUANCE OF CERTIFICATES; TIME CONVERSION EFFECTED. Promptly after the receipt of the written notice referred to in Subsection 5(a) and surrender of the certificate or certificates for the share or shares of Series F Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series F Preferred Stock. To the extent permitted by law, such conversion into Common Stock shall be deemed to have been effected and the Series F Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series F Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  (c) FRACTIONAL SHARES; DIVIDENDS; PARTIAL CONVERSION. No fractional shares shall be issued upon conversion of Series F Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. In case the number of shares of Series F Preferred Stock represented by the certificate or certificates surrendered pursuant to Subsection 5(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation a new certificate or certificates for the number of shares of Series F Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Subsection 5(c), be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the shares of Series F Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                  (d)      DEFINITIONS.

                           (1) "Series F Conversion Price" shall mean the price
                  at which shares of the Common Stock shall be deliverable upon conversion of the Series F Preferred Stock. The initial Series F Conversion Price shall be three dollars ($3.00), but the Series F Conversion Price shall be subject to adjustment from time to time as provided in this Section 5.

                           (2) "Series F Additional Shares of Common Stock"
                  shall mean all shares of Common Stock issued (or, pursuant to Subparagraph (e) immediately below, deemed to be issued) by the Corporation after the date of first issuance of Series F Preferred Stock other than shares of Common Stock issued or issuable:

                                    (A) Upon conversion of shares of Series A,
                           B, C, D, E or F Preferred Stock;

                                    (B) As a dividend or distribution on Series
                           A, B, C, D, E or F Preferred Stock;

                                    (C) As a result of any combination,
                           consolidation, subdivision, stock dividend, stock-split or reverse stock-split of or on shares of Common Stock as described in Subsections 5(f) and 5(g) hereof;

                                    (D) To directors, officers, employees or
                           consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their service as consultants or officers to the Corporation or pursuant to the exercise of options, warrants or other rights to purchase Common Stock granted to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their


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

                           employment by the Corporation or their service as consultants or officers of the Corporation:

                                    (E) Upon conversion or exchange of
                           Convertible Securities issued or sold prior to the date of first issuance of Series F Preferred Stock or of Convertible Securities issued or sold upon exercise of Options issued or sold prior to the date of first issuance of Series F Preferred Stock;

                                    (F) Upon the exercise of Options issued or
                           sold prior to the date of first issuance of Series F Preferred Stock; and

                                    (G) Solely in consideration for the
                           acquisition of (i) all or substantially all of the assets of another corporation or (ii) the acquisition (whether by merger or otherwise) by the Corporation of another corporation resulting in the ownership by the Corporation of not less than a majority in interest of the voting power of such corporation.

                           (3) "Series F Recapitalization Events" shall mean
                  stock-splits, reverse stock-splits, stock dividends, recapitalizations, reclassifications and similar events.

                           (4) "Options" shall mean any warrants or other rights
                  to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock.

                           (5) "Convertible Securities" shall mean any stock or
                  security convertible into or exchangeable for Common Stock or for any stock or security convertible into or exchangeable for Common Stock.

                  (e)      ADJUSTMENT OF SERIES F CONVERSION PRICE UPON CERTAIN
                           EVENTS.

                           (1) RATCHET ANTI-DILUTION ADJUSTMENT. If and
                  whenever, during the Series F Ratchet Period (as defined below), the Corporation shall issue or sell any Series F Additional Shares of Common Stock in a Qualifying Financing (as defined below) for a consideration per share less than the Series F Conversion Price in effect immediately prior to the time of such issue or sale, then, upon such issue or sale, the Series F Conversion Price shall be reduced to a price equal to the consideration per share of such Series F Additional Shares of Common Stock so issued or sold or deemed to have been so issued or sold. As used herein, "Series F Ratchet Period" shall mean that period commencing on August 31, 1999 and ending on June 30, 2000.

                           (2) WEIGHTED AVERAGE ANTI-DILUTION ADJUSTMENT. If and
                  whenever, after the end of the Series F Ratchet Period, the Corporation shall issue or sell any Series F Additional Shares of Common Stock in a Qualifying Financing for a consideration per share less than the Series F Conversion Price in effect immediately prior to the time of such issue or sale, then, upon such issue or sale, the Series F Conversion Price shall be reduced to a price determined by multiplying the Series F Conversion Price in effect immediately prior to such issue or sale by a fraction (x) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including shares of the Common Stock issuable upon exercise or conversion of any outstanding Options or Convertible Securities) plus (B) the number of shares of the Common Stock which the aggregate consideration received by the Corporation for the total number of Series F Additional Shares of Common Stock so issued would purchase at the Series F Conversion Price in effect immediately prior to such issue or sale and
                  (y) the denominator of which shall be the number of shares of the Common Stock outstanding immediately prior to such issue or sale (including shares of Common Stock issuable upon exercise or conversion of any outstanding Options or Convertible Securities) plus (D) the number of Series F Additional Shares of Common Stock so issued.

                           (3) As used in this Subsection 5(e), a "Qualifying
                  Financing" shall mean a financing or a series of financings in an integrated transaction pursuant to which the Corporation receives aggregate gross cash proceeds which equal or exceed five hundred thousand dollars ($500,000) for the issuance of Common Stock, Options or Convertible Securities. The term "Qualifying Financing" shall not include a joint venture, research and development, licensing, technology transfer, corporate partner, collaborative agreement or equipment financing.

                           (4) For purposes of this Subsection 5(e), the
                  following Subsections (A) to (F) shall also be applicable:

                                    (A) ISSUANCE OF OPTIONS. In case the
                           Corporation shall in any manner issue or sell Options, whether or not such Options or the rights to exchange or convert any Convertible Securities issuable upon exercise of such Options are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be less than the Series F Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued for such price per share as of the date of the issue or sale of such Options and shall be Series F Additional Shares of Common Stock, provided in no event shall such shares be treated as Series F Additional Shares of Common Stock if such shares are excluded from the definition of Series F Additional Shares of Common Stock set forth above. The price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the issue or sale of such Options, plus the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such amount), if any, payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such amount), if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number). Except as otherwise provided in Subsection (C) below, if an adjustment of the Series F Conversion Price shall result from the issuance or sale of such Option, then no further adjustment of the Series F Conversion Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion or exchange of such Convertible Securities.

                                    (B) ISSUANCE OF CONVERTIBLE SECURITIES. In
                           case the Corporation shall in any manner issue or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Series F Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding and to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and shall be Series F Additional Shares of Common Stock, provided in no event shall such shares be treated as Series F Additional Shares of Common Stock if such shares are excluded from the definition of Series F Additional Shares of Common Stock set forth above. The price per share for which Common Stock is issuable upon such conversion or exchange shall be determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such amount), if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number). Except as otherwise provided in Subsection (C), if an adjustment of the Series F Conversion Price shall result from the issuance or sale of such Convertible Securities, then (x) no further adjustment of the Series F Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion or exchange of such Convertible Securities and (y) if any such issuance or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series F Conversion Price have been or are to be made pursuant to other provisions of this Subsection 5(e), no further adjustment of the Series F Conversion Price shall be made by reason of such issuance or sale.

                                    (C) CHANGE IN OPTION PRICE OR CONVERSION
                           RATE. If the purchase price provided for in any Option referred to above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred above or the rate at which Convertible Securities referred to above are convertible into or exchangeable for Common Stock shall change at any time (excluding changes under or by reason of provisions designed to protect against dilution), the Series F Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series F Conversion Price which would have been in effect at such time if those Options or Convertible Securities which are then still outstanding provided for such changed purchase price, additional consideration, conversion rate or exchange rate, as the case may be, at the time such Options or Convertible Securities were initially granted, issued or sold. Notwithstanding any of the foregoing, no adjustment of the Series F Conversion Price shall result in a Series F Conversion Price greater than the Series F Conversion Price as in effect immediately preceding such original adjustment (as otherwise adjusted for Series F Recapitalization Events as provided in Subsections 5(f) and 5(g) below).

                                    (D) STOCK DIVIDENDS. In case the Corporation
                           shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold for the fair value of such Common Stock, Options or Convertible Securities, as the case may be, as determined in good faith by the Board of Directors of the Corporation.

                                    (E) CONSIDERATION FOR STOCK. In case any
                           shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith or any amounts set-off for amounts paid or payable to the purchaser(s) for accrued interest, accrued dividends or otherwise. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith or any amounts set-off for amounts paid or payable to the purchaser(s) for accrued interest, accrued dividends or otherwise. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                                    (F) RECORD DATE. In case the Corporation
                           shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
                           (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (f) SUBDIVISION OR COMBINATION OF COMMON STOCK. In case the Corporation shall at any time subdivide (by a stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price for the Series F Preferred Stock in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a small number of shares (including, without limitation, by a reverse stock split), the Conversion Price for the Series F Preferred Stock in effect immediately prior to such combination shall be proportionately increased.

                  (g) REORGANIZATION OR RECLASSIFICATION. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series F Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series F Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price for the Series F Preferred Stock) shall thereafter be applicable, in as nearing an equivalent manner as may be practicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  (h) NOTICE OF ADJUSTMENT. If there shall be any adjustment of a Conversion Price, then and in each such case the Corporation shall give prompt written notice thereof, by depositing such notice in the mail, first class, postage prepaid, or sending such notice by telex or telecopy to non-U.S. residents, addressed to each holder of shares of Series F Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price for the Series F Preferred Stock resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based and the reasonable time period in which such holder may comment on, or object to, such adjustment.

                  (i) STOCK TO BE RESERVED. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of the Series F Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series F Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (j) NO REISSUANCE OF SERIES F PREFERRED STOCK. Shares of the Series F Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  (k) MANDATORY CONVERSION UPON A PUBLIC OFFERING. If at any time the Corporation shall effect an underwritten public offering of shares of Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, all outstanding shares of Series F Preferred Stock shall be deemed automatically converted into shares of Common Stock (an "Automatic Conversion Event") without further action by the holders of such shares. On or after the date of an occurrence of an Automatic Conversion Event, and in any event within ten (10) days after receipt of notice, by mail, postage prepaid from the Corporation of the occurrence of such event, each holder of record of shares of Series F Preferred Stock shall surrender such holder's certificates evidencing such shares at the principal office of the Corporation or at such other place as the Corporation shall designate, and shall thereupon be entitled to receive certificates evidencing the number of shares of Common Stock into which such shares of Series F Preferred Stock are converted. Notwithstanding the provisions of Subsection 5(b) above, on the date of the occurrence of an Automatic Conversion Event, each holder of record of the shares of Series F Preferred Stock shall be deemed to be the holder of record of the Common Stock issuable upon such conversion and no shares of Series F Preferred Stock shall be considered outstanding, notwithstanding that the certificates representing such shares of Series F Preferred Stock shall not have been surrendered at the office of the Corporation, that notice from the Corporation shall not have been received by any holder of record of shares of Series F Preferred Stock, or that the certificates evidencing such shares of Common Stock shall not then be actually delivered to such holder, provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series F Preferred Stock being converted are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

         6. ADJUSTMENTS FOR SERIES F RECAPITALIZATION EVENTS. Wherever these terms of the Series F Preferred Stock provide for an adjustment as a result of Series F Recapitalization Events (as defined in Subsection 5(d)(3) above, if a subdivision (by a stock split, stock dividend or otherwise) of shares of Series F Preferred Stock into a greater number of shares shall have occurred, then the amount to be adjusted, if a per share amount, shall be proportionately reduced, or if a share amount, shall be proportionately increased. Wherever these terms of the Series F Preferred Stock provide for an adjustment as a result of Series F Recapitalization Events, if a combination (by a reverse stock split or otherwise) of shares of Series F Preferred Stock into a smaller number of shares shall have occurred, then the amount to be adjusted, if a per share amount, shall be proportionately increased, or if a share amount, shall be proportionately reduced.



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         IN WITNESS WHEREOF, the Corporation has caused this Certificate of
Designation to be signed by and attested by its duly authorized officer this 10th day of March, 2000.


                                              GENOMETRIX INCORPORATED


                                              By: /s/ Mitchell D. Eggers
                                                  ----------------------
                                                  Mitchell D. Eggers
                                                  Chief Executive Officer




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